CONTENTS

 ARTICLE I  GENERAL                                              1
     1.1  Plan Name                                              1
     1.2  Plan Purpose                                           1
ARTICLE II  DEFINITIONS                                          2
     2.1  Accounts                                               2
     2.2  Affiliated Company                                     3
     2.3  Annuity Starting Date                                  3
     2.4  Beneficiary                                            3
     2.5  Board of Directors                                     3
     2.6  Break in Service                                       3
     2.7  Code                                                   4
     2.8  Committee or Administrative Committee                  4
     2.9  Company                                                4
     2.10 Company Contributions                                  4
     2.11 Compensation                                           5
     2.12 Compensation Deferrals                                 7
     2.13 Computation Period                                     7
     2.14 Disability                                             8
     2.15 Distributable Benefit                                  8
     2.16 Early Retirement                                       8
     2.17 Early Retirement Date                                  8
     2.18 Effective Date                                         8
     2.19 Election Period                                        8
     2.20 Eligible Employee                                      9
     2.21 Employee                                               9
     2.22 Employment Commencement Date                           9
     2.23 ERISA                                                  10
     2.24 Fiscal Year                                            10
     2.25 Highly Compensated Employee                            10
     2.26 Hour of Service                                        12
     2.27 Investment Fund                                        13
     2.28 Investment Manager                                     13
     2.29 Leased Employee                                        14
     2.30 Leave of-Absence                                       14
     2.31 Reserved                                               14
     2.32 Normal Retirement                                      14
     2.33 Normal Retirement Date                                 14
     2.34 Participant                                            14
     2.35 Participation Commencement Date                        14
     2.36 Participating Company                                  14
     2.37 Plan                                                   14
     2.38 Plan Administrator                                     15
     2.39 Plan Year                                              15
     2.40 Predecessor Plan Documents                             15
     2.41 Prior Plan                                             15
     2.42 Qualified Election                                     15
     2.43 Qualified Joint and Survivor Annuity                   16
     2.44 Qualified Preretirement Survivor Annuity               16
     2.45 Severance                                              16
     2.46 Severance Date                                         16
     2.47 Spouse (Surviving Spouse)                              16
     2.48 Trust                                                  16
     2.49 Trust Agreement                                        17
     2.50 Trustee                                                17
     2.51 Trust Fund                                             17
     2.52 Valuation Date                                         17
     2.53 Vested Interest                                        17
     2.54 Year of Service                                        17
ARTICLE III  ELIGIBILITY AND PARTICIPATION                       19
     3.1  Eligibility to Participate                             19
     3.2  Date of Commencement of Participation                  19
     3.3  Reemployment                                           19
ARTICLE IV  TRUST FUND                                           20
     4.1  Trust Fund and Trust Agreement                         20
     4.2  Fund                                                   20
     4.3  Company, Committee and Trustee Not Responsible
           for Adequacy of Trust Fund                            20
ARTICLE V  EMPLOYEE CONTRIBUTIONS                                21
     5.1  Employee Compensation Deferrals                        21
     5.2  Amount Subject to Election                             21
     5.3  Limitation on Compensation Deferrals of Highly
           Compensated Employees                                 21
     5.4  Provisions for Disposition of Excess
           Compensation Deferrals by Highly Compensated
           Employees                                             23
     5.5  Provisions for Return of Annual Compensation
           Deferrals in Excess of the Deferral Limitation        25
     5.6  Termination of, Change in Rate of, or
           Resumption of Deferrals                               26
     5.7  Character of Amounts Contributed to the
           Deferral Fund                                         26
     5.8  Discontinuance of Compensation Deferrals               26
     5.9  Payroll Deduction                                      26
     5.10 Deposit in Trust                                       26
     5.11 Personal Contributions                                 26
     5.12 Participant Transfer Contributions                     26
     5.13 Participant Rollover Contributions                     26
     5.14 Special Effective Dates                                27
ARTICLE VI  COMPANY CONTRIBUTIONS                                28
     6.1  General                                                28
     6.2  Irrevocability                                         28
     6.3  Company, Committee and Trustee Not Responsible
           for Adequacy of Trust Fund                            28
     6.4  Profits                                                29
ARTICLE VII  PARTICIPANT ACCOUNTS AND ALLOCATIONS                30
     7.1  General                                                30
     7.2  Allocation of Company Fixed Contributions              30
     7.3  Allocation of Discretionary Company
           Contributions                                         31
     7.4  No Discriminatory Allocations                          31
     7.5  Investment of Accounts                                 31
     7.6  No Guarantee                                           32
     7.7  Treatment of Accounts Upon Termination of
           Employment                                            32
     7.8  Accounting Procedures                                  32
     7.9  Valuation of Accounts                                  32
     7.10 Loans                                                  33
ARTICLE VIII   VESTING OF ACCOUNTS                               34
     8.1  No Vesting Rights Except as Herein Specified           34
     8.2  Vesting Of Company Fixed Contribution Accounts
           and Discretionary Company Contribution
           Accounts                                              34
     8.3  Vesting in Compensation Deferral Accounts,
           Rollover Accounts and Transfer Accounts               35
ARTICLE IX  DISTRIBUTION OF PLAN BENEFITS                        36
     9.1  Distribution Upon Normal Retirement                    36
     9.2  Distribution Upon Disability                           36
     9.3  Distribution Upon Death Prior to Termination
           of Employment                                         36
     9.4  Distribution Upon Death After Termination of
           Employment                                            37
     9.5  Termination of Employment Prior to Normal
           Retirement Date                                       37
     9.6  Form of Distribution of Benefits                       38
     9.7  Minimum Amounts to be Distributed                      38
     9.8  Mandatory Cash Out Rules and Consent
           Requirement                                           39
     9.9  Optional Form of Distribution                          40
     9.10 Qualified Preretirement Survivor Annuity               41
     9.11 Designation of Beneficiary                             41
     9.12 Facility of Payment                                    42
     9.13 Additional Documents                                   43
     9.14 In-Service Withdrawals                                 43
     9.15 Distribution Restriction                               45
     9.16 Election for Direct Rollover to Eligible
           Retirement Plan                                       45
ARTICLE X  OPERATION AND ADMINISTRATION OF THE PLAN              47
     10.1 Plan Administration                                    47
     10.2 Committee Powers                                       47
     10.3 Investment Manager                                     48
     10.4 Periodic Review                                        48
     10.5 Committee Procedure                                    49
     10.6 Compensation of Committee                              49
     10.7 Resignation and Removal of Members                     49
     10.8 Appointment of Successors                              49
     10.9 Records                                                50
     10.10   Reliance Upon Documents and Opinions                50
     10.11   Requirement of Proof                                50
     10.12   Reliance on Committee Memorandum                    50
     10.13   Multiple Fiduciary Capacity                         51
     10.14   Limitation on Liability                             51
     10.15   Indemnification                                     51
     10.16   Bonding                                             51
     10.17   Prohibition Against Certain Actions                 51
     10.18   Plan Expenses                                       52
ARTICLE XI  MERGER OF COMPANY; MERGER OF PLAN                    53
     11.1 Effect of Reorganization of Transfer of
           Assets.                                               53
     11.2 Merger Restriction                                     53
ARTICLE XII  PLAN TERMINATION AND DISCONTINUANCE OF
CONTRIBUTIONS                                                    54
     12.1 Plan Termination                                       54
     12.2 Discontinuance of Contributions                        54
     12.3 Rights of Participants                                 55
     12.4 Trustee's Duties on Termination                        55
     12.5 Partial Termination                                    55
     12.6 Failure to Contribute                                  55
ARTICLE XIII  APPLICATION FOR BENEFITS                           56
     13.1 Application for Benefits                               56
     13.2 Action on Application                                  56
     13.3 Appeals                                                56
ARTICLE XIV  LIMITATIONS ON CONTRIBUTIONS                        58
     14.1 General Rule                                           58
     14.2 Annual Additions                                       58
     14.3 Other Defined Contribution Plans                       58
     14.4 Combined Plan Limitation (Defined Benefit Plan         58
     14.5 Adjustments for Excess Annual Additions                59
     14.6 Disposition of Excess Company Contribution
           Amounts                                               60
ARTICLE XV  RESTRICTION ON ALIENATION                            61
     15.1 General Restrictions Against Alienation                61
     15.2 Nonconforminq Distributions Under Court Order          61
ARTICLE XVI  PLAN AMENDMENTS                                     63
     16.1 Amendments                                             63
     16.2 Retroactive Amendments                                 63
ARTICLE XVII  TOP-HEAVY PLAN RULES                               64
     17.1 Applicability                                          64
     17.2 Definitions                                            64
     17.3 Top-Heavy Status                                       65
     17.4 Minimum Contributions                                  66
     17.5 Maximum Annual Addition                                67
     17.6 Non-Eligible Employees                                 68
ARTICLE XVIII  MISCELLANEOUS                                     69
     18.1 No Enlargement of Employee Rights                      69
     18.2 Mailing of Payments; Lapsed Benefits                   69
     18.3 Addresses                                              70
     18.4 Notices and Communications                             70
     18.5 Reporting and Disclosure                               70
     18.6 Governing Law                                          70
     18.7 Interpretation                                         70
     18.8 Withholding for Taxes                                  71
     18.9 Limitation on Company; Committee and Trustee
           Liability                                             71
     18.10   Successors and Assigns                              71
     18.11   Counterparts                                        71
     18.12   Annuity Purchase                                    71
ARTICLE XIX  SPECIAL PROVISIONS REGARDING ACCOUNTS TRANSFERRED FROM
THE 401(k) PROFIT SHARING PLAN OF PEI ASSOCIATES, INC.           72
     19.1 In General                                             72
     19.2 Definitions                                            72
     19.3 Transfer of Accounts                                   72
     19.4 Effective Date                                         72
     19.5 PEI Transfer Accounts                                  73
     19.6 Special Distribution and Withdrawal Provisions         73
     19.7 Investment of PEI Transfer Accounts                    73
     19.8 Vesting of PEI Transfer Accounts                       74
ARTICLE XX  SPECIAL PROVISIONS FOR JOINT VENTURE EMPLOYERS.      75
     20.1 Definitions                                            75
     20.2 Transfer to Joint Venture Employer                     75
     20.3 Participating Joint Venture Employer                   75

                      THE IT CORPORATION
                        RETIREMENT PLAN
                       1993 RESTATEMENT
                           ARTICLE I

                            GENERAL
 1.1 Plan Name. The IT Corporation Retirement Plan (comprised of the IT Profit Sharing Plan and the IT Pension Plan) was merged effective April 1, 1985. This merged plan was designated as the IT Corporation Retirement Plan ("Plan") and was amended and completely restated in 1985 and in 1989. This document further amends the Plan and completely restates it in order to accomplish the following:

          (a) To bring the Plan documentation into compliance with the applicable provisions of the Tax Reform Act of 1986, the Tax and Miscellaneous Revenue Act of 1988 and certain other revisions of and/or developments in applicable federal pension law so as to assure the continued qualification of the Plan as a tax exempt, qualified plan pursuant to the provisions of Code Section 401(a);

          (b) To implement certain other Plan design modifications intended to facilitate and improve the efficient administration of the Plan; and

          (c) To incorporate the provisions of certain amendments that have been made to the Plan since the last restatement.

 Except as otherwise expressly provided herein, this 1993 Restatement of the Plan shall be effective as of January 1, 1989. Notwithstanding the title of this restated Plan document, the Plan shall continue to be known as "The IT Corporation Retirement Plan."

 1.2 Plan Purpose.  This Plan is intended to qualify under Code Section
 401(a) and, with respect to the portion hereof intended to qualify as a qualified cash or deferred arrangement, to satisfy the requirements of Code
 Section 401(k). The Plan is further intended to constitute a plan within the meaning of Section 404(c) of ERISA. As such, the fiduciaries of the Plan may be relieved of responsibility for investment decisions made by Participants with respect to amounts in their Accounts.

                             ARTICLE II

                             DEFINITIONS

2.1 Accounts. "Accounts" or "Participant's Accounts" mean the following Plan accounts maintained by the Committee for each Participant as required by Article VII:

          (a) "Compensation Deferral Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for Compensation Deferrals held in the Trust Fund which have been made pursuant to salary reduction agreements entered into by Participants in accordance with the provisions of Article V.

          (b) "Company Fixed Contribution Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Company Contributions made in accordance with
      Section 6.1(c) and which shall become vested and nonforfeitable in accordance with Article VIII.

          (c) "Discretionary Company Contribution Account" shall mean the account established and maintained for each Participant under Article VII for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to Company Contributions on behalf of the Participant in accordance with Section 6.1(d) and which shall become vested and nonforfeitable in accordance with Article VIII.

          (d) "Transfer Account" shall mean, on and after June 4, 1992, the account established and maintained for a Participant under and as described in Article VII and Section 5.12 for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to amounts transferred (in a plan-to-plan transfer) from another plan qualified under Code Section 401, provided that the Committee has determined that the continued qualification of this Plan would not be affected adversely by such transfer. Notwithstanding the foregoing, for periods prior to June 4, 1992, "Transfer Account" shall mean both amounts transferred from another qualified plan as described above and rollover amounts attributable to amounts qualified for rollover treatment under Code Section 402(a)(5).

          (e) "Rollover Account" shall mean, for periods on and after June 4, 1992, the account established and maintained for each Participant under and as described in Article VII and Section 5.13 for purposes of holding and accounting for amounts held in the Trust Fund which are attributable to amounts which have been transferred to the Trust Fund under Code Section 402(a)(5), or, after December 31, 1992, under Code Section 402(c), provided that the Committee has determined that the continued qualification of this Plan would not be affected adversely by such transfer.

     2.2  Affiliated Company.  "Affiliated Company" shall mean:

          (a) Any corporation that is included in a controlled group of corporations, within the meaning of Section 414(b) of the Code, that includes the Company, and
          (b) Any trade or business that is under common control with the Company within the meaning of Section 414(c) of the Code, and
          (c) Any member of an affiliated service group, within the meaning of Section 414(m) of the Code, that includes the Company, and
          (d) Any other entity or organization which is required to be aggregated with the Company under Section 414(o) of the Code.
          (e) For purposes of Article XIV, the status of an entity as an Affiliated Company shall be determined by reference to the percentage tests set forth in Code Section 415(h).

 2.3 Annuity Starting Date. "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or in any other form.

 2.4 Beneficiary. "Beneficiary" or "Beneficiaries" means the person or persons last designated by a Participant as set forth in Section 9.11 or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated in Section 9.11 to receive the interest of a deceased Participant in such event.

 2.5 Board of Directors. "Board of Directors" shall mean the Board of Directors (or its delegate) of IT Corporation as it may from time to time be constituted.

 2.6 Break in Service. "Break in Service" shall mean a Computation Period during which an individual completes fewer than 501 Hours of Service. A Break in Service shall be sustained, or be deemed to occur, on the last day of such Computation Period. Solely for purposes of determining whether an individual sustains a Break in Service, the following special rules set forth in Paragraphs (a) through (d) shall apply:

          (a) The succeeding provisions of this Section 2.6 shall apply with respect to an Employee who is absent from work for any period --

                         (i)  By reason of the pregnancy of the Employee,

                        (ii)  By reason of the birth of a child of the Employee,

                       (iii) By reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or

                        (iv) For purposes of caring for the child for a period beginning immediately following the birth or placement.

          (b) The number of Hours of Service to which an Employee described in Paragraph (a) above shall be credited with shall be --

                         (i) The number which otherwise would normally have been credited to the Employee but for the absence, or

                        (ii) If the Committee determines that the number described in Clause (i) above is not capable of being determined, eight (8) Hours of Service per day of such absence, provided that the total number of hours treated as Hours of Service under this Paragraph (b) shall not exceed five hundred one (501) and that these Hours of Service shall be taken into account solely for purposes of determining whether or not the Employee has incurred a Break in Service.

          (c) The Hours described in Paragraph (b) above shall be credited to the Computation Period --
                         (i) In which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that Computation Period solely because the period of absence is treated as Hours of Service under the provisions of Paragraph (b) above, or
                        (ii) In any other case, in the immediately following Computation Period.
          (d) Paragraphs (a) through (c) above shall not apply unless the Employee provides such timely information as the Committee may reasonably require to establish that --
                         (i)  The absence is for reasons described in Paragraph
(a),
           and
                        (ii) The number of days for which there was such an absence.
 2.7 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended. Where the context so requires a reference to a particular Code Section, the reference shall also refer to any successor provision of the Code to such Code Section.
 2.8      Committee or Administrative Committee.  "Committee" or
 "Administrative Committee" shall mean the Committee described in Article X hereof.
 2.9 Company. "Company" shall mean IT Corporation, a California corporation, or any successor thereof, if its successor shall adopt this Plan. In addition, unless the context indicates otherwise, as used in this Plan the term Company shall also mean and include any Affiliated Company (or similar entity) that has been granted permission by the Board of Directors to participate in this Plan. This permission shall be granted under and upon such conditions as the Board of Directors deems appropriate.
 2.10 Company Contributions. "Company Contributions" shall mean all amounts paid by the Company pursuant to Paragraphs (b), (c) and (d) of
 Section 6.1 into the Trust Fund established and maintained under the provisions of this Plan for the purpose of providing benefits for Participants and their Beneficiaries. Unless expressly stated otherwise in this Plan, Company Contributions shall not include Compensation Deferrals.
 2.11     Compensation.
          (a) "Compensation" shall mean base salary or base wages paid by the Company during a Plan Year by reason of services performed by an Employee, subject, however, to the following special rules and to the provisions of Section 2.11(b) and (c):
                         (i) Fringe benefits (other than periodic payments of vacation and sick pay), and contributions by the Company to and benefits under any employee benefit plan shall not be taken into account in determining Compensation; provided that, effective
           January 1, 1994, lump sum payments of vacation and sick pay shall be included in Compensation for purposes of Compensation
           Deferrals under Article V hereof; provided further, that effective January 1, 1993 lump sum payments of vacation and sick pay shall be included in Compensation for purposes of other
           Company contributions.
                        (ii) Amounts deducted pursuant to authorization by an Employee or pursuant to requirements of law (including amounts of salary or wages deferred in accordance with the provisions of
           Section 5.1 and which qualify for treatment under Code Section 401(k)) shall be included in "Compensation" except as specifically provided to the contrary elsewhere in this Plan;
                       (iii) Amounts paid or payable by reason of services performed during any period in which an Employee is not a Participant under this Plan shall not be taken into account in determining Compensation;
                        (iv) Amounts not included in the Employee's gross income for his current taxable year pursuant to deferred compensation plans shall not be taken into account in determining
           Compensation; however, such amounts (other than amounts under stock options) shall be included in the Participant's
           Compensation in the year in which those amounts are taxable to the Participant under an unfunded nonqualified plan arrangement;
                         (v) Amounts included in any Employee's gross income with respect to life insurance as provided by Code Section 79 shall not be taken into account in determining Compensation;
                        (vi) Amounts paid to Employees as "bonuses," incentive pay, severance pay, and stock options shall not be taken into account in determining Compensation;
                       (vii) Except to the extent determined by resolution of the Board of Directors, amounts paid to Employees as "commissions" shall not be taken into account in determining Compensation;
                      (viii) Amounts paid to Employees as overtime pay shall not be taken into consideration for purposes of determining the amount of Company Contribution under Section 6.1(c). However, overtime pay shall be taken into consideration for purposes of determining the amount of a Participant's Compensation Deferrals under Section 5.2.
          (b) For purposes of Article XIV (relating to certain limitations on annual additions to or benefits from qualified plans) and Article XVII of this Plan, and subject to the applicable limitations of Subsection (d) below, the term "Compensation" shall mean
                         (i)  To the extent required under Treas. Reg.
           Section 1.415-2(d)(2), all of the following:
                    (A) The Employee's wages, salaries, and fees for professional services and other amounts includible in the Employee's gross income during the Plan Year (without regard to whether or not an amount is received in cash), which amounts are received for personal services actually rendered in the course of employment with the Company (including, but not limited to commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances under a nonaccountable plan (as described in Treas. Reg. Section 1.61-2(c)).
                    (B) In the case of an Employee who is an Employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Employee's earned income (as described in Code Section 401(c)(2) and the regulations thereunder).
                    (C)  Amounts described in Code Sections 104(a)(3),
                105(a), and 105(h), but only to the extent that these
                amounts are includible in the gross income of the Employee.
                    (D)  Amounts paid or reimbursed by the Company for
                moving expenses incurred by an Employee, but only to the
                extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee under Code Section 217.
                    (E) The value of a non-qualified stock option granted to an Employee by the Company, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted.
                    (F) The amount includible in the gross income of an Employee upon making the election described in Code
                Section 83(b).
                        (ii)  To the extent required by Treas. Reg.
           Section 1.415-2(d)(3), none of the following:
                    (A) Company contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Company contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;
                    (B)  Amounts realized from the exercise of a
                non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;
                    (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and
                    (D) Other amounts which received special tax benefits, or contributions made by the Company (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b)
                (whether or not the amounts are actually excludable from the gross income of the Employee).
          For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of Article XIV Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such Limitation Year.
          (c) "Compensation" of any Employee taken into account under the Plan for any Plan Year shall not exceed $200,000, as that amount is adjusted by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. In determining the Compensation of an Employee for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then, the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Subsection prior to the application of this limitation. Effective January 1, 1994, the foregoing limitation shall be $150,000 per year and shall be adjusted each year thereafter by the Secretary of the Treasury.
 2.12 Compensation Deferrals. "Compensation Deferrals" shall mean those amounts which represent the deferrals made by a Participant to the Plan pursuant to an election made in accordance with the provisions of Article V.
 2.13 Computation Period. "Computation Period" shall mean the consecutive twelve-month period used for determining whether the Employee is to be credited with a Break in Service or a Year of Service.
          (a) An Employee's "Eligibility Computation Period" shall be used for purposes of determining eligibility to participate in the Plan. An Employee's initial Eligibility Computation Period shall be the 12-consecutive month period beginning on the date the Employee first performs an Hour of Service for the Company, and any succeeding Eligibility Computation Period shall be the 12-consecutive month periods commencing with the first Plan Year which commences prior to the first anniversary of the Employee's Employment Commencement Date regardless of whether the Employee is entitled to be credited with 1,000 Hours of Service during the initial Eligibility Computation
      Period. An Employee who is credited with 1,000 Hours of Service in both the initial Eligibility Computation Period and the first Plan Year which commences prior to the first anniversary of the Employee's Employment Commencement Date shall be credited with two Years of Service for purposes of eligibility to participate.
          (b) An Employee's "Vesting Computation Period" which shall be used for purposes of determining vesting in accordance with Article
      VIII and allocations in accordance with Article VII, shall be the Plan
      Year.
 2.14 Disability. A Participant shall be deemed to have incurred a Disability when (a) he is entitled to receive Social Security disability benefits and (b) on the basis of proof satisfactory to the Administrative Committee, the Administrative Committee determines that as a result of any physical or mental condition he is totally prevented from engaging in his regular occupation or employment for wage or profit (except such employment as is found by the Administrative Committee to be for purposes of rehabilitation) and the condition will, in the opinion of the physician or physicians, clinic or hospital who make the examination or examinations provided herein, be permanent, total and continuous for the remainder of his life. A Participant shall not be deemed to have incurred a Disability for purposes of this Section if, on the basis of proof satisfactory to it, the Administrative Committee determines that his Disability arose from any intentionally self-inflicted injury or injury resulting from participation in any criminal undertaking, (or disease resulting therefrom). A Participant who incurs a Disability shall be required to submit to a medical examination and to such reexamination as the Administrative Committee shall deem necessary in order to make a determination concerning his mental or physical condition.
 2.15 Distributable Benefit. "Distributable Benefit" shall mean the Vested Interest of a Participant in this Plan which is determined and distributable in accordance with the provisions of Article IX to the Participant upon termination of the Participant's employment or as otherwise provided herein.
 2.16 Early Retirement. "Early Retirement" shall mean a Participant's termination of employment on or after having attained the Plan's Early Retirement Date.
 2.17 Early Retirement Date. "Early Retirement Date" shall mean the first day on which the sum of a Participant's age and Years of Service is equal to 70.
 2.18 Effective Date. "Effective Date" shall mean January 1, 1989, which shall be the Effective Date of this restated Plan document (except as otherwise provided herein). Notwithstanding the foregoing, for periods prior to said Effective Date, Plan matters shall be subject to the provisions of the Predecessor Plan Documents as in effect from time to time prior to such date (except as otherwise provided herein).
 2.19     Election Period.
          (a) With respect to a Qualified Preretirement Survivor Annuity, "Election Period" shall mean the period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. In the case of a Participant who has separated from service, the period under this subparagraph with respect to benefits accrued before the date of separation shall begin not later than the date of such separation.
          (b)  With respect to a Qualified Joint and Survivor Annuity,
      "Election Period" shall mean the 90-day period ending on the Annuity
      Starting Date.
 2.20 Eligible Employee. "Eligible Employee" shall mean any individual who is employed by the Company except: (a) any Employee who is covered by a collective bargaining agreement to which the Company is a party if there is evidence that retirement benefits were the subject of good faith bargaining between the Company and the collective bargaining representative, unless the collective bargaining agreement provides for coverage under this Plan; (b) any Employee who is employed in any job classification or Company division which by action of the Board of Directors is excluded from coverage under this Plan; (c) any hourly employee who is employed on a Project Hourly Basis in accordance with the Company's payroll procedure; and (d) any Leased Employee. Notwithstanding the foregoing, for purposes of applying the provisions of Article V, "Eligible Employee" shall have the meaning set forth in Section 5.3(b)(iii).
 2.21     Employee.
          (a) "Employee" shall mean each person currently employed in any capacity by the Company (including a person deemed to be employed by the Company pursuant to Code Section 414(n)), any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Company.
          (b) Although Eligible Employees are the only class of Employees eligible to participate in this Plan, the term "Employee" is used to refer to persons employed in a non-Eligible Employee capacity as well as Eligible Employee category. Thus, those provisions of this Plan that are not limited to Eligible Employees, such as those relating to Hours of Service, apply to both Eligible and non-Eligible Employees.
 2.22 Employment Commencement Date. "Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service in any capacity for the Company with respect to which the Employee is compensated or is entitled to compensation by the Company, except as provided below.
          (a) In the case of an Employee of a Participating Company newly affiliated with the Company, such Employee's Employment Commencement
      Date shall be determined in accordance with the applicable joinder schedule appended to this Plan.
          (b) In the case of any Employee other than an Employee described in (a) above, such Employee shall not, for purposes of determining his Employment Commencement Date, be deemed to have commenced employment with the Company prior to the date on which such entity became affiliated with the Company; except that in the case of business entities that became Affiliated Companies or divisions or operating units of the Company (whether through stock or assets transactions), the Company may, in its sole discretion, establish a prior date as of which such entity is deemed to have become an Affiliated Company or division or operating unit of the Company or an Affiliated Company for purposes of establishing the Employment Commencement Dates of employees of such entity. In establishing such a deemed retroactive affiliation date, the Company may prescribe and apply such rules as it deems necessary or appropriate in a non-discriminatory manner (whether such rules are applied by the Company to all or only a portion of such employees).
          (c) In the case of an Employee who incurs a Severance and is reemployed by the Company after he incurs a Break in Service, such Employee's Employment Commencement Date following such Severance and
      Break in Service shall be the first day after such Severance upon which the requirements of this Section 2.22 are satisfied.
 2.23 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

 2.24 Fiscal Year. "Fiscal Year" shall mean the fiscal year of the Company which is currently the twelve (12) month period ending March 31.

 2.25     Highly Compensated Employee.
          (a)  "Highly Compensated Employee" shall mean any Employee who
                         (i) was a Five Percent Owner during the Determination Year or the Look Back Year;

                        (ii) received Compensation from the Company in excess of $75,000 during the Look Back Year;

                       (iii) received Compensation from the Company in excess of $50,000 during the Look Back Year and was in the "top-paid group" of Employees for such Look Back Year;

                        (iv) was at any time an officer during the Look Back Year and received Compensation greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for the calendar year in which such Look Back Year began; or
                         (v)  was an Employee described in subparagraph (ii),
           (iii), or (iv) above (when such subparagraphs are modified to substitute the Determination Year for the Look Back Year) and was a member of the group consisting of the 100 Employees paid the greatest Compensation during the Determination Year.

          (b) Determination of a Highly Compensated Employee shall be in accordance with the following definitions and special rules:

                         (i) "Determination Year" means the Plan Year for which the determination of Highly Compensated Employee is being made.

                       (ii) "Look Back Year" is the calendar year ending with or within the Determination Year.

                       (iii) An Employee shall be treated as a Five Percent Owner for any Determination Year or Look Back Year if at any time during such Year such Employee was a Five Percent Owner (as defined in Section 17.2).

                        (iv) An Employee is in the "top-paid group" of Employees for any Determination Year or Look Back Year if such Employee is in the group consisting of the top 20% of the Employees when ranked on the basis of Compensation paid during such Year.

                         (v) For purposes of this Section, no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers. To the extent required by Code Section 414(q), if for any Determination Year or Look Back Year no officer of the Company is described in this Section, then the highest paid officer of the Company for such year shall be treated as described in this Section.

                        (vi) If any individual is a "family member" with respect to a Five Percent Owner or of a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest Compensation during the Determination Year or Look
           Back Year, then

                    (A) such individual shall not be considered a separate Employee, and

                    (B) any Compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the Five Percent Owner or Highly Compensated Employee.

          For purposes of this subparagraph (vi), the term "family member" means, with respect to any Employee, such Employee's Spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

                       (vii)  For purposes of this Section the term
           "Compensation" means Compensation as defined in Code Section 415(c)(3), as set forth in Section 14.7 of the Plan, without regard to the limitations of Code Section 401(a)(17); provided, however, the determination under this subparagraph (vii) shall be made without regard to Code Sections 125, 402(a)(8), and 401(h)(1)(B), and in the case of Company contributions made pursuant to a salary reduction agreement, without regard to Code Section 403(b).

                      (viii) For purposes of determining the number of Employees in the "top-paid" group under this Section, the following Employees shall be excluded:

                    (A) Employees who have not completed six months of service,

                    (B) Employees who normally work less than 17-1/2 hours per week,

                    (C) Employees who normally work not more than six months during any Plan Year, and

                    (D)  Employees who have not attained age 21,

                    (E)  Except to the extent provided in Treasury
                Regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Company, and
                    (F) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) from the Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3)).
          The Company may elect to apply Subparagraphs (A) through (D) above by substituting a shorter period of service, smaller number of hours or months, or lower age for the period of service, number of hours or months, or (as the case may be) than as specified in such Subparagraphs.
                        (ix) A former Employee shall be treated as a Highly Compensated Employee if
                    (A) such Employee was a Highly Compensated Employee when such Employee incurred a Severance, or
                    (B)   such Employee was a Highly Compensated
                Employee at any time after attaining age 55.
                         (x) Code Sections 414(b), (c), (m), and (o) shall be applied before the application of this Section. Also, the term "Employee" shall include "leased employees," within the meaning of Code Section 414(n), unless such leased employee is covered under a "safe harbor' plan of the leasing organization and not covered under a qualified plan of the Company.
          (c) Notwithstanding the foregoing, for administrative convenience, the Committee may establish rules and procedures for purposes of identifying Highly Compensated Employees, which rules and procedures may result in a Covered Employee being deemed to be a Highly Compensated Employee for purposes of the limitations of Article V, whether or not such Covered Employee is an individual described in Code
      Section 414(q).
 2.26     Hour of Service.
          (a)  "Hour of Service" of an Employee shall mean the following:
                         (i) Each hour for which the Employee is paid by the Company or entitled to payment for the performance of services as an Employee.
                        (ii) Each hour in or attributable to a period of time during which the Employee performs no duties (irrespective of whether he has terminated his Employment) due to a vacation, holiday, illness, incapacity (including pregnancy or disability and including accumulated or accrued payments in respect of vacation or illness), layoff, jury duty, military duty or a Leave of Absence, but excluding lump sum severance payments, for which he is paid or entitled to payment, whether direct or indirect. However, no such hours shall be credited to an Employee if such Employee is directly or indirectly paid or entitled to payment for such hours and if such payment or entitlement is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws or is a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.
                       (iii)  Notwithstanding the foregoing, no more than 501
Hours
           of Service shall be credited to an Employee under Subparagraph
           (i) or (ii) above on account of any single continuous period of time during which no duties are performed.
                        (iv) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company, provided that such Employee has not previously been credited with an Hour of Service with respect to such hour under paragraphs (i) or (ii) above.
          (b) Hours of Service under paragraphs (a)(ii) and (a)(iii) shall be calculated in accordance with Department of Labor Regulation
      29 C.F.R. Section 2530.200b-2(b). Hours of Service shall be credited to the appropriate computation period according to the Department of Labor Regulation Section 2530.200b-2(c). However, an Employee will not be considered as being entitled to payment until the date when the Company would normally make payment to the Employee for such Hour of Service.
          (c) In lieu of any other method of crediting Hours of Service, in the case of an Employee for whom records of hours worked are not required by applicable law to be kept, forty-five Hours of Service shall be deemed earned for each week for which one or more Hours of Service would be credited pursuant to the preceding provisions of this
      Section 2.26.
          (d) Hours of Service of an Employee of a business entity newly affiliated with the Company credited for the period (if any) commencing upon that individual's deemed Employment Commencement Date determined in accordance with Section 2.22 and ending upon the actual date the individual becomes an Employee shall be determined in accordance with the provisions of this Section 2.26, applied with reference to the newly affiliated entity rather than the Company, and in the case of a Participating Company, in accordance with the applicable joinder schedule appended to this Plan.
          (e) Plan Participants will receive credit for up to 501 Hours of Service for all purposes hereunder during the unpaid portion of an approved family or medical leave of absence.
 2.27 Investment Fund. "Investment Fund" shall mean any investment alternative made available by the Committee for selection by Participants as provided in Section 7.5.
 2.28 Investment Manager. "Investment Manager" means the one or more Investment Managers, if any, that are appointed pursuant to Section 10.3.
 2.29 Leased Employee. "Leased Employee" means any Employee who is designated as such by the Company.
 2.30 Leave of Absence. "Leave of Absence" shall mean a period of unpaid temporary absence approved in writing by the Company. For purposes of this Plan, the term Leave of Absence shall include military duty and layoff, subject to the following conditions:
          (a) The Employee shall return to the employment of the Company immediately after the expiration of such Leave of Absence, provided that in the case of a military duty, the Employee shall return to the employment of the Company within one hundred and twenty (120) days, or such longer period as may be prescribed by applicable law, after first becoming eligible for discharge from military service, and;
          (b) The Employee shall return to the employment of the Company for at least thirty (30) days after a Leave of Absence;
          (c) Notwithstanding any provisions to the contrary, if an Employee fails to satisfy the conditions of Section 2.30(a) and 2.30(b), the Employee shall be deemed to have been terminated as of the date of commencement of such Leave of Absence; provided that the Employee's failure to satisfy Sections 2.30(a) and 2.30(b) is not due to the Employee's death, Disability or Normal Retirement.
 2.31     RESERVED
 2.32 Normal Retirement. "Normal Retirement" shall mean a Participant's termination of employment on or after attaining the Plan's Normal Retirement Date.
 2.33 Normal Retirement Date. "Normal Retirement Date" shall be the first day of the month coinciding with or next following the Participant's sixty-
fifth birthday.
 2.34 Participant. "Participant" shall mean any person for whom an account is maintained under the Plan and whose Account, representing such person's interest in the Trust Fund, has not been distributed or otherwise disposed of in accordance with applicable law.
 2.35 Participation Commencement Date. "Participation Commencement Date" shall mean the January 1 or July 1 coinciding with or immediately following the date an Eligible Employee satisfies the eligibility requirements under
 Section 3.1. In the case of an Eligible Employee of a newly affiliated Participating Company or a business entity acquired by a Participating
 Company, "Participation Commencement Date" shall mean such date as determined in accordance with the applicable joinder schedule appended to this Plan.
 2.36 Participating Company. "Participating Company" shall mean IT Corporation and each Affiliated Company included within the term "Company," provided that contributions are being made hereunder for the Employees of such Participating Company.
 2.37 Plan. "Plan" shall mean The IT Corporation Retirement Plan herein set forth, and as it may be amended from time to time.
 2.38 Plan Administrator. "Plan Administrator" shall mean the administrator of the Plan, within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be IT Corporation, a California corporation.
 2.39 Plan Year. "Plan Year" shall mean the period from January 1 through December 31.
 2.40 Predecessor Plan Documents. "Predecessor Plan Documents" shall mean the one or more Plan documents in effect from time to time prior to January 1, 1989, and which established the terms of the Plan prior to such date (except to the extent that provisions of this restated Plan document are expressly stated to be effective prior to such date).
 2.41     Prior Plan.  "Prior Plan" shall mean a qualified plan under Code
 Section 401(a) which with the consent of the Board of Directors is merged into and with or consolidated with this Plan, or the assets or liabilities of which are transferred to this Plan and whose participants become Participants in this Plan in accordance with a joinder schedule appended to this Plan.
 2.42 Qualified Election. "Qualified Election" shall mean a Participant's waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity, which election acknowledges the effect of such election and is made during the applicable Election Period in accordance with the requirements of this Section 2.42 and in the manner and form prescribed by the Committee.
          (a) To the extent required under Section 417 of the Code, no election by a Participant shall be deemed to be a Qualified Election unless the Spouse, if any, of the Participant consents in writing to
      (i) the designation of any Beneficiary in addition to or other than the Spouse, and (ii) the specified optional form of benefit elected by the Participant (including remaining benefits that the Beneficiary may receive). The consent of the Spouse shall acknowledge the effect of such consent and shall be witnessed by a Plan representative or notary public.
          (b) Notwithstanding this consent requirement, if the Participant warrants to the Committee that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located or for any other reason the Committee determines to be consistent with Code Section 417, a waiver without spousal consent will be deemed a Qualified Election.
          (c) A Qualified Election under this provision will be valid only with respect to the Spouse who consented to the Qualified
      Election, or in the event of a deemed Qualified Election, with respect to the designated Spouse (e.g., that Spouse who cannot be located).
          (d)  Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits, but any subsequent waiver shall again be subject to the foregoing rules. The number of revocations and subsequent waivers shall not be limited during any applicable Election Period. The consent of a Spouse to a Qualified Election shall be irrevocable.
 2.43 Qualified Joint and Survivor Annuity. "Qualified Joint and Survivor Annuity" shall mean a non-transferable annuity contract purchased from a life insurance company which shall provide an annuity for the life of the Participant with a survivor annuity for the life of the Spouse that provides periodic payments, each of which is not less than 50 percent and not more than 100 percent of the amount of the periodic payment under the annuity which is payable during the joint lives of the Participant and the Spouse.
 2.44 Qualified Preretirement Survivor Annuity. "Qualified Preretirement Survivor Annuity" shall mean the purchase of a non-transferable annuity contract purchased from a life insurance company with the Participant's account balance for the life of the Surviving Spouse in the event a Participant dies before benefits have commenced under the Plan.
 2.45 Severance. "Severance" shall mean the termination of an Employee's employment, in any capacity, with the Company or its Affiliated Companies, by reason of such Employee's death, resignation, disability, dismissal or otherwise. An Employee who is on Leave of Absence shall not be deemed to have incurred a Severance during the period in which he is on Leave of Absence. For the purpose of determining whether an Employee has incurred a Severance, the following rules shall apply:
          (a) An Employee shall not be deemed to have incurred a Severance (i) because of his absence from employment with the Company by reason of any paid vacation or holiday period or (ii) by reason of any Leave of Absence or layoff not in excess of one year.
          (b) For the purposes of this Plan, an Employee shall be deemed to have incurred a Severance on the earlier of (i) that date on which he dies, resigns, is discharged, or otherwise terminates his employment with the Company and its Affiliated Companies; or (ii) the date on which he is scheduled to return to work after the termination of an approved Leave of Absence, if he does not in fact return to work on or before said date and provided that his failure to return to work is not due to the Employee's death, Disability or Normal Retirement.
          (c) Except as may be permitted under Code Section 401(k)(2)(B), an Employee shall not be deemed to have incurred a Severance solely by reason of a sale of the unit or other business reorganization involving the unit or Affiliated Company then employing him if his position or duties are not materially affected.
 2.46 Severance Date. "Severance Date" shall mean the day on which such Employee is deemed to have incurred a Severance, determined in accordance with the provisions of Section 2.45.
 2.47 Spouse (Surviving Spouse). "Spouse" shall mean the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse only for the purposes of a qualified domestic relations order as described in Section 414(p) of the Code and for the purpose of a Qualified Election under Section 2.42 of the Plan.
 2.48 Trust. "Trust" shall mean the trust established pursuant to the Trust Agreement.
 2.49 Trust Agreement. "Trust Agreement" shall mean the one or more trust agreements entered into by the Company in accordance with the provisions of
 Article IV for the purpose of holding contributions and earnings under this Plan.
 2.50 Trustee. "Trustee" shall mean Fidelity Management Trust Company or any successor or other corporation acting as a trustee of the Trust.
 Notwithstanding the general effective date provisions of Section 2.18, the provisions of this Section 2.50 shall be effective as of July 11, 1989.
 2.51 Trust Fund. "Trust Fund" shall mean the Fund established under the Trust Agreement by contributions made by the Company and Participants pursuant to the Plan and from which any distributions under the plan are to be made.
 2.52 Valuation Date. "Valuation Date" shall mean every business day the New York Stock Exchange is open. Notwithstanding the general effective date provisions of Section 2.18, the provisions of this Section 2.52 shall be effective as of July 11, 1989.
 2.53 Vested Interest. "Vested Interest" shall mean the interest of a Participant in the Trust Fund which has become vested and nonforfeitable pursuant to the provisions of Article VIII of this Plan.
 2.54 Year of Service. "Year of Service" shall mean with respect to any Employee, each Year of Service determined in accordance with the following rules:
          (a) In the case of a Participant who was a participant in the Plan as of December 31, 1988, Years of Service for purposes of determining eligibility under Article III, vesting under Article VIII and allocation under Article VII shall be determined in accordance with the terms of the Predecessor Plan Documents, as in effect as of such date.
          (b) On and after January 1, 1989, each Employee shall be credited with one Year of Service for each Computation Period during which the Employee completes 1,000 or more Hours of Service for the Company.
          (c) In the case of a Participant who has no Vested Interest and who sustains one or more Breaks in Service, Years of Service prior to the first such Break shall be disregarded if the number of consecutive Breaks in Service equals or exceeds the greater of (i) five (5), or
      (ii) the number of Years of Service (computed taking this Paragraph (c) into account) prior to the first such Break or if such Years of Service would be disregarded under the terms of the Predecessor Plan Documents.
          (d) The following provisions of this Paragraph (d) shall be substituted in lieu of the foregoing service crediting provisions, but such substitution shall be effective only for purposes of determining vesting under Article VIII and allocations under Article VII for PEI Employees. For the period before the beginning of any vesting computation period under the PEI Plan which ends on or before December
      31, 1989, each PEI Employee shall be credited with Years of Service under this Plan equal to the number of years of service credited to him under the PEI Plan as of the end of such vesting computation period under the PEI Plan ending on or before December 31, 1989. In the case of a PEI Employee who is credited with 1,000 Hours of Service in both the vesting computation period under the PEI Plan in which falls
      January 1, 1990 and the Vesting Computation Period under this Plan which commences January 1, 1990, such PEI Employee shall be credited with two Years of Service. For the period after December 31, 1990, each PEI Employee shall be credited with one Year of Service for each Vesting Computation Period during which such PEI Employee completes
      1,000 or more Hours of Service for the Company. For purposes of this Paragraph (d), the term "PEI Employee" shall mean any Employee of PEI
            Associates, Inc. and the term "PEI Plan" shall mean the "401(k) Profit-Sharing Plan of PEI Associates, Inc."

                            ARTICLE III

                    ELIGIBILITY AND PARTICIPATION

3.1  Eligibility to Participate.

     (a) Every Eligible Employee who is eligible to participate in the Plan on December 31, 1988 (according to the terms of the Predecessor Plan Documents in effect before January 1, 1989) shall be eligible to continue to participate in accordance with the terms of this restated Plan document.

          (b) Each PEI Employee who is a participant in the PEI Plan as of December 31, 1989 shall be eligible to participate in this Plan as of January 1, 1990.

          (c) Each Eligible Employee who is not eligible to participate in the Plan as of January 1, 1990 pursuant to the provisions of Paragraphs (a) or (b) above shall become eligible to participate in this Plan on the date he completes one (1) Year of Service provided he has completed his Eligibility Computation Period as defined in Section 2.13(a) and shall commence participation pursuant to the provisions in
Section 3.2. For purposes of this Paragraph (c) for the period before January 1, 1990, any PEI Employee shall be credited with Hours of Service under this Plan determined in accordance with the provisions of this Plan.

          (d) If an Eligible Employee ceases to be an Eligible Employee he shall again become eligible to participate in the Plan on the later of (i) the date he again becomes an Eligible Employee, or (ii) the date he satisfies the requirements set forth in Paragraph (c).

          (e) Notwithstanding the preceding rules of this Section 3.1, the actual date upon which an Employee will commence participation will be determined pursuant to the rules of Section 3.2.

 3.2 Date of Commencement of Participation. Each Eligible Employee shall automatically become a Participant on his Participation Commencement Date; provided, however, each PEI Employee who is a participant in the PEI Plan as of December 31, 1989 shall commence participation in this Plan as of January 1, 1990. Notwithstanding the preceding provisions of this Section 3.2, an Eligible Employee shall not commence or continue participation unless he has supplied the Committee with such information and authorization as the Committee reasonably may require.

 3.3 Reemployment. In the case of an Employee who incurs a Severance after he has satisfied the requirements for eligibility as set forth in Section 3.1, such Employee shall become a Participant as of his Employment Commencement Date following such Severance, provided he is an Eligible Employee as of such date.
                                ARTICLE IV

                                TRUST FUND

     4.1 Trust Fund and Trust Agreement. To carry out the purposes of this Plan, the Administrative Committee shall establish a Trust Fund (or continue the Trust Fund previously maintained under the Predecessor Plan Documents), pursuant to one or more Trust Agreements with one or more Trustees. The Board of Directors shall appoint the Trustees and may remove them from time to time and appoint successor Trustees. Any Trustee or Trustees (and any successor Trustees) selected by the Board of Directors shall be a bank or trust company qualified under the laws of the United States or of any state to operate thereunder as a trustee. Any Trust Agreement may permit the Trustee or Trustees to manage and operate the Trust Fund and to receive, hold, invest and disburse contributions, interest and other income as may be necessary to carry out the Plan. The Board of Directors may modify the Trust Agreement from time to time to accomplish the purposes of this Plan.

     4.2 Fund. The Trust Fund is authorized to invest in assets as the Committee or the Investment Manager (if applicable) may direct. The Committee, in its discretion, may permit Participants to direct the investment of the assets in their Accounts in the Trust Fund in one or more of the Investment Fund alternatives which the Committee may from time to time make available.

     4.3 Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund. All Plan distributions will be paid only from the Trust assets, and neither the Company, the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan. Except as required under the Plan or
 Trust or under Part 4 of Title I of ERISA, the Company shall not be responsible for any decision, act or omission of the Trustee or the Committee, and shall not be responsible for the application of any moneys, securities, investments or other property paid or delivered to the
  Trustee.
                            ARTICLE V

                      EMPLOYEE CONTRIBUTIONS

5.1 Employee Compensation Deferrals. In accordance with rules which the Committee shall prescribe from time to time, each Participant shall be given an opportunity to elect to defer the receipt of a portion of his or her Compensation and to have the deferred amount contributed directly by the Company to the Plan pursuant to the provisions of Article VI. A deferral election by a Participant shall remain in effect from year to year (notwithstanding salary or wage rate changes) until changed by the Participant.

5.2   Amount Subject to Election.

      (a) The amount of an individual's Compensation that may be deferred subject to the election provided in
           Section 5.1 shall be a whole percentage of the individual's Compensation. Notwithstanding the foregoing, no Participant shall be permitted to make Compensation Deferrals to the Plan during any calendar year in excess of $7,000, or such larger amount as may be determined by the Secretary of the Treasury pursuant to Code Section 402(g)(2) ("Deferral Limitation"), or which exceed the limitations set forth in Section 5.3. In the event a Participant's Compensa-tion Deferrals under this Plan, or the total amount of his elective deferrals, within the meaning of Code Section 402(g)(3), under all plans of the Company, exceed the Deferral Limitation for any reason, such excess elective deferrals, and any income allocable thereto, shall be returned to the Participant in accordance with
           Section 5.5.

          (b) The Committee may prescribe such rules as it deems necessary or appropriate regarding the maximum amount that a Participant may elect to defer and the timing of such an election. These rules may prescribe a maximum percentage of Compensation that may be deferred, or may provide that the maximum percentage of Compensation that a Participant may defer will be a lower percentage of his Compensation above a certain dollar amount of Compensation than the maximum deferral percentage below that dollar amount of Compensation. These rules shall apply to all individuals eligible to make the election described in Section 5.1, except to the extent that the Committee prescribes special or more stringent rules applicable only to Highly Compensated Employees such that the limitations of Section 5.3(a) are satisfied.

 5.3 Limitation on Compensation Deferrals of Highly Compensated Employees. With respect to each Plan Year, a Participant's Compensation Deferrals under the Plan for the Plan Year shall not exceed the limitations on contributions on behalf of Highly Compensated Employees under Section 401(k) of the Code, as provided in this Section. In the event that Compensation Deferrals under this Plan on behalf of Highly Compensated Employees for any Plan Year exceed the limitations of this Section for any reason, such excess contributions and any income allocable thereto shall be returned to the Participant as provided in Section 5.4.

          (a) The Compensation Deferrals by a Participant for a Plan Year shall satisfy the Average Deferral Percentage test set forth in
      (i) below, or the alternative Average Deferral Percentage test set forth in (ii) below:

                    (i) The "Actual Deferral Percentage" for Eligible Employees who are Highly Compensated Employees shall not be more than the "Actual Deferral Percentage" of all other Eligible Employees multiplied by 1.25, or

                    (ii) The excess of the "Actual Deferral Percentage"
                for Eligible Employees who are Highly Compensated Employees over the "Actual Deferral Percentage" for all other Eligible Employees shall not be more than two percentage points, and the "Actual Deferral Percentage" for Highly Compensated Employees shall not be more than the "Actual Deferral Percentage" of all other Eligible Employees multiplied by 2.00.

          (b) For the purposes of the limitations of this Section, the following definitions shall apply:

                         (i) "Actual Deferral Percentage" means, with respect to Eligible Employees who are Highly Compensated Employees and all other Eligible Employees for a Plan Year, the average of the Deferral Percentage calculated separately for each Eligible Employee in such group.

                  (ii) "Deferral Percentage" means for any Eligible Employee, the ratio of the amount of Compensation Deferral Plan allocated to the Eligible Employee for such Plan Year to Employee's "Compensation" for such Plan Year. An Eligible Employee's Compensation Deferrals may be taken into account for purposes of determining his Deferral Percentage for a particular Plan Year only if such Compensation Deferrals are allocated to the Eligible Employee as of a date within that Plan Year. For purposes of this rule, an Eligible Employee's Compensation Deferrals shall be considered allocated as of a date within a Plan Year only if (A) the allocation is not contingent upon the Eligible Employee's participation in the Plan or performance of services on any date subsequent to that date, and (B) the Pre-Tax Contribution is actually paid to the Trust no later than the end of the twelve month period immediately following the Plan Year to which the contribution relates. In accordance with regulations issued by the Secretary of the Treasury, Company contributions on behalf of an Active Participant that satisfy the requirements of Code Section 401(k)(3)(C)(ii) may also be taken into account for the purpose of determining the Deferral
           Percentage of such Active Participant.

                       (iii) "Eligible Employee" includes any Employee directly or indirectly eligible to make Compensation Deferrals at any time during the Plan Year, as prescribed by the Secretary of the Treasury in regulations under Code Section 401(k).

                        (iv) "Compensation" means Compensation determined by the Administration Committee in accordance with the requirements of
           Section 414(s) of the Code, including, to the extent elected by the Administration Committee, amounts deducted from an Employee's wages or salary that are excludable from income under Sections 125 and 402(a)(8) of the Code.

          (c) In the event that as of the last day of a Plan Year this Plan satisfies the requirements of Section 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans which include arrangements under Code Section 401(k), then this Section shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under
      Section 401(k) of the Code.

          (d) For the purposes of this Section, the Deferral Percentage for any Highly Compensated Employee who is a participant under two or more Code Section 401(k) arrangements of the Company shall be determined by taking into account the Highly Compensated Employee's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under Code Section 401(k), in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

          (e) If an Eligible Employee (who is also a Highly Compensated Employee) is subject to the family aggregation rules in Section 2.25, the combined Deferral Percentage for the family group (which is treated as one Highly Compensated Employee) shall be the Actual Deferral Percentage determined by combining the Compensation Deferrals, amounts treated as Compensation Deferrals under Code Section 401(k)(3)(D)(ii), and Compensation of all eligible family members.

          (f) For purposes of this Section, the amount of Compensation Deferrals by a Participant who is a Highly Compensated Employee for a Plan Year shall be reduced by any Compensation Deferrals in excess of the Deferral Limitation which have been distributed to the Participant under Section 5.5, in accordance with regulations prescribed by the Secretary of the Treasury under Section 401(k) of the Code.

          (g) The determination of the Deferral Percentage of any Participant shall be made after applying the provisions of Section 14.5 relating to certain limits on Annual Additions under Section 415 of the Code.

          (h) The determination and treatment of Compensation Deferrals and the Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

          (i) The Administration Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(k) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

 5.4 Provisions for Disposition of Excess Compensation Deferrals by Highly Compensated Employees.

         (a) The Administration Committee shall determine, as soon as is reasonably possible following the close of each Plan Year, if the Actual Deferral Percentage test is satisfied for the Plan Year. If, pursuant to the determination by the Administration Committee, any or all of a Highly Compensated Employee's Compensation Deferrals must be reduced to enable the Plan to satisfy the Actual Deferral Percentage test, then any excess Compensation Deferrals by a Highly Compensated Employee, and any income allocable thereto shall, if administratively feasible, be distributed to the Participant not later than two and one-half (2-1/2) months following the close of the Plan Year in which such excess Compensation Deferrals were made, but in any event no later than the close of the first Plan Year following the Plan Year in which such excess Compensation Deferrals were made (after withholding any applicable income taxes due on such amounts).

          (b) The Administration Committee shall determine the amount of any excess Compensation Deferrals by Highly Compensated Employees for a Plan Year by application of the leveling method set forth in Treasury Regulation Section 1.401(k)-1(f)(2) under which the Deferral Percentage of the Highly Compensated Employee who has the highest such percentage for such Plan Year is reduced to the extent required (i) to enable the Plan to satisfy the Actual Deferral Percentage test, or (ii) to cause such Highly Compensated Employee's Deferral Percentage to equal the Deferral Percentage of the Highly Compensated Employee with the next highest Deferral Percentage. This process shall be repeated until the Plan satisfies the Actual Deferral Percentage test. For each Highly Compensated Employee, the amount of excess Compensation Deferrals shall be equal to the total Compensation Deferrals (plus any amounts treated as Compensation Deferrals) made or deemed to be made by such Highly Compensated Employee (determined prior to the application of the foregoing provisions of this Subsection (b)) minus the amount determined by multiplying the Highly Compensated Employee's Deferral Percentage (determined after application of the foregoing provisions of this Subsection (b)) by his Compensation.
          (c) The determination and correction of excess Compensation Deferrals of a Highly Compensated Employee whose Actual Deferral Percentage is determined under the family aggregation rules in
      Section 5.3 shall be accomplished by reducing the Actual Deferral Percentage as required under Subsections (a) and (b) above and allocating the excess Compensation Deferrals for the family unit in proportion to the Compensation Deferrals of each family member that are combined to determine the Actual Deferral Percentage.
          (d) For purposes of satisfying the Actual Deferral Percentage test, income allocable to a Participant's excess Compensation
      Deferrals, as determined under (b) above, shall be determined in accordance with any reasonable method used by the Plan for allocating income to Participant Accounts, provided such method does not discriminate in favor of Highly Compensated Employees and is consistently applied to all Participants for all corrective distributions under the Plan for a Plan Year.
          (e) The Administration Committee shall not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Compensation Deferrals in excess of the limitations of this Article V and any income allocable to such excess.
          (f) To the extent required by regulations under Section 401(k) or 415 of the Code, any excess Compensation Deferrals with respect to a Highly Compensated Employee shall be treated as Annual Additions under Article XIV for the Plan Year for which the excess Compensation Deferrals were made, notwithstanding the distribution of such excess in accordance with the provisions of this Section.
 5.5 Provisions for Return of Annual Compensation Deferrals in Excess of the Deferral Limitation. In the event Participant's elective deferrals, within the meaning of Code Section 402(g)(3), for any calendar year exceed the Deferral Limitation, such excess elective deferrals shall be returned to the Participant as provided in this Section 5.5.
          (a) In the event that due to error or otherwise, a Participant's Compensation Deferrals under this Plan for any calendar year exceed the Deferral Limitation for such calendar year (without regard to elective deferrals under any other plan), the Administration Committee shall notify the Plan of the amount of the excess
      Compensation Deferrals, and such excess Compensation Deferrals, together with income allocable thereto, shall be distributed to the Participant on or before the first April 15 following the close of the calendar year in which such excess Compensation Deferrals were made.
          (b)  If in any calendar year, a Participant makes Compensation
      Deferrals under this Plan and additional elective deferrals, within the meaning of Code Section 402(g)(3), under any other plan maintained by the Company, and the total amount of the Participant's elective deferrals under this Plan and all such other plans exceed the Deferral Limitation, the Company shall notify the affected plans, and corrective distributions of the excess elective deferrals, and any income allocable thereto, shall be made from one or more such plans, to the extent determined by the Company. All corrective distributions of excess elective deferrals shall be made on or before the first April
      15 following the close of the calendar year in which the excess elective deferrals were made.
          (c) Income on Compensation Deferrals in excess of the Deferral Limitation shall be calculated in accordance with 5.4(d), except that if the Plan Year is not the calendar year, calculations of allocable income shall be made with reference to income allocable for the calendar year rather than the Plan Year, and based upon the
      Participant's account balance as of the last day of the calendar year.
          (d)  The Administration Committee shall not be liable to any
      Participant (or his Beneficiary, if applicable) for any losses caused by misestimating the amount of any Compensation Deferrals in excess of the limitations of this Article V and any income allocable to such excess.
          (e) In the event a Participant's Compensation Deferrals for any calendar year exceed the Deferral Limitation solely by reason of the Participant's elective deferrals under a plan maintained by an unrelated employer, such excess Compensation Deferrals shall not be returned to the Participant, but shall be held in the Participant's Compensation Deferrals Account until distribution can be made in accordance with the provisions of this Plan.
          (f) To the extent required by regulations under Section 402(g) or 415 of the Code, Compensation Deferrals with respect to a Participant in excess of the Deferral Limitation shall be treated as Annual Additions under Article XIV for the Plan Year for which the excess Contributions were made, unless such excess is distributed to the Participant in accordance with the provisions of this Section.
 5.6 Termination of, Change in Rate of, or Resumption of Deferrals.
          (a) In accordance with rules which the Committee may prescribe, a Participant may at any time submit a request to the Committee to terminate, alter the rate of, or resume his deferrals made pursuant to this Article V.
          (b) A request for termination, alteration or resumption of deferrals shall be in form satisfactory to the Committee.
 5.7 Character of Amounts Contributed to the Deferral Fund. Amounts deferred pursuant to the election described above in Section 5.1 (and which qualify for treatment under Code Section 401(k) and are contributed to the Trust Fund pursuant to Article VI) shall be treated, for federal and state income tax purposes, as Company Contributions, and are provided for in
 Section 6.1(a).
 5.8 Discontinuance of Compensation Deferrals. A Participant may, upon such prior written notice as the Committee may by rule require for administrative feasibility, elect to discontinue his Compensation Deferrals.
 5.9 Payroll Deduction. A Participant's Compensation Deferrals shall be deducted each payroll period from his Compensation.
 5.10 Deposit in Trust. Participant Compensation Deferrals in accordance with this Article V shall be transmitted to the Trustee on the earliest date by which such amounts can reasonably be transmitted, but in no event later than ninety days after the date such amounts would have been payable to Participants had they elected to receive cash. A Participant's Compensation Deferrals shall be held by the Trustee in the Participant's Compensation Deferral Account.
 5.11     Personal Contributions.  Other than Compensation Deferrals under
 Section 5.1 and any transfer or rollover contributions under Section 5.12,
 Section 5.13 or Section 5.14, a Participant shall not be required or permitted to make any contributions to the Plan.
 5.12 Participant Transfer Contributions. Effective as of a Participant's Participation Commencement Date, or such later date as may be determined by the Committee, the account, if any, of such Participant then held in trust under another plan that satisfies the requirements of Code Section 401(a) may be transferred to this Plan (in a plan-to-plan transfer) and credited to the Participant's Transfer Account in accordance with rules which the Committee shall prescribe from time to time. Any amounts so transferred, which may be in cash or in kind, shall not be subject to distribution to the Participant except as expressly provided under this Plan. Notwithstanding the foregoing, for periods prior to June 4, 1992, amounts qualified for rollover treatment under Code Section 402(a)(5) shall be treated in the same manner as transferred amounts described above.
 5.13     Participant Rollover Contributions.  The provisions of this Section
 5.13 shall be effective on and after January 1, 1993. Effective as of an Eligible Employee's Employment Commencement Date, or such later date as may be determined by the Committee, amounts qualified for rollover treatment under Section 402(c) of the Code may be transferred to this Plan and credited to a newly created Rollover Account established for such Eligible Employee in accordance with rules which the Committee shall prescribe from time to time. An Eligible Employee who is otherwise not yet eligible for participation in the Plan, but who has a Rollover Account pursuant to the provisions of this Section 5.13 shall be a Participant in the Plan, but solely for purposes of the provisions of this Section 5.13. Such an Eligible Employee shall not be eligible to make Compensation Deferrals to the Plan, nor shall such an Eligible Employee be eligible for allocations of Company Contributions, until such Eligible Employee has satisfied the participation requirements set forth in Article III and has begun participation in the Plan pursuant to the provisions of Section 3.2. Any amounts transferred to this Plan under Code Section 402(c) shall not be subject to distribution to the Participant except as expressly provided under this Plan. For periods beginning on June 4, 1992 and ending on June 30, 1993, amounts qualified for rollover treatment under Code Section 402(a)(5) may be transferred to the Plan and credited to the Participant's Rollover Account in accordance with rules which the Committee shall prescribe from time to time.
 5.14 Special Effective Dates. Notwithstanding the general effective date provisions of Section 2.18, the provisions of Sections 5.2(a), 5.3, 5.4 and
 5.5 shall be effective as of the first Plan Year beginning after December 31, 1987.
                            ARTICLE VI

                     COMPANY CONTRIBUTIONS

 6.1 General. Subject to the requirements and restrictions of this Article VI and Article XIV, and subject also to the amendment or termination of the Plan or the suspension or discontinuance of contributions as provided herein, the Company shall contribute to the Plan the following amounts:

         (a) An amount to be allocated to each Participant's Compensation Deferral Account which is the amount of Compensation deferred by the Participant pursuant toSection 5.1 which qualifies for tax-deferral treatment under Code Section 401(k);

         (b) An amount necessary to restore previous forfeitures which are to be reinstated if other forfeitures available for that purpose are insufficient;

         (c) Four percent (4%) of that Compensation (of all Eligible Participants eligible for an allocation pursuant to the provisions of
      Section 7.2(a) of the Plan for the Plan Year) with respect to which such allocation is to be made, reduced by any forfeitures applied to reduce Company Contributions in accordance with Section 9.5(f), which amount is to be allocated to Eligible Participants' Company Fixed Contribution Accounts; and

          (d) An amount to be determined in the sole discretion of the Board of Directors of the Company, to be allocated to Eligible Participants' Discretionary Company Contribution Accounts.

 The contribution contemplated by Paragraph (d) is discretionary and no provision of this Plan shall be interpreted or applied to require a contribution for any year to be made under Paragraph (d), whether or not such contribution may have been made for a prior year.

 6.2 Irrevocability. The Company shall have no right or title to, nor interest in, the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Company except that on and after the Effective Date funds may be returned to the Company as follows:

          (a) In the case of a Company contribution which is made by a mistake of fact, that contribution may be returned to the Company within one (1) year after it is made.

          (b) All contributions to the Trust Fund are conditioned on deductibility under Code Section 404. In the event a deduction is disallowed for any such contribution such contribution may be returned to the Company within one (1) year after the disallowance.

 6.3 Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund. The Company, Committee and Trustee shall not be liable or responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither the Company, the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan. Except as required under the Plan or Trust or under Part 4 of Title I of ERISA, the Company shall not be responsible for any decision, act or omission of the Trustee, the Committee, or the Investment Manager (if applicable), and shall not be responsible for the application of any moneys, securities, investments or other property paid or delivered to the Trustee.
 6.4 Profits. Contributions authorized by Section 6.1 shall be made without regard to current or accumulated net profits.

                              ARTICLE VII

                     PARTICIPANT ACCOUNTS AND ALLOCATIONS

7.1         General.

            (a) In order to account for the allocated interest of each Participant in the Trust Fund, there shall be established and maintained for each Participant the applicable accounts described in Section 2.1, which shall be held in one or more of the Investment Funds as provided in this Article VII.

          (b) All gains, losses, dividends and other property acquisitions and/or transfers that occur with respect to the Trust Fund shall be held, charged, credited, debited or otherwise accounted for under said Fund on an unallocated basis until allocated to Participants' Accounts as of the applicable Valuation Date as provided under this Plan or otherwise used or applied in accordance with the provisions of this Plan.

 7.2 Allocation of Company Fixed Contributions.

          (a) The provisions of this Section 7.2(a) shall be effective for periods prior to June 15, 1990. Company Contributions made under
      Section 6.1(c), together with any forfeitures applied toward reduction of Company Contributions under the provisions of Section 9.5(f), for any Plan Year shall be allocated as of the last day of such year to the Company Fixed Contribution Account of each Eligible Participant (as defined below) in the ratio of each such Participant's Compensation to the aggregate of all Eligible Participants' Compensation, except as otherwise provided below. "Eligible Participant" for any Plan Year shall mean any Participant who is employed by the Company on the last day of the Plan Year except for any Participant who is not then employed by the Company because of any of the following events occurring during such Plan Year: (i) Death; (ii) Disability; (iii) Normal or Early Retirement; and (iv) Transfer to an Affiliated Company not participating in the Plan. Notwithstanding the foregoing, a Participant who is an Eligible Participant by reason of (iv) above, shall be entitled to an allocation of Company Contributions under
      Section 6.1(c) based only on his Compensation as an Eligible Employee, if any, paid by the Company during the Plan Year.

          (b) The provisions of this Section 7.2(b) shall be effective on and after June 15, 1990. Company Contributions made under Section 6.1(c), together with forfeitures applied under the provisions of
      Section 9.5(f), for any Plan Year shall be allocated as of the last day of such year to the Company Fixed Contribution Account of each Eligible Participant (as defined below) in the ratio of each such Participant's Compensation to the aggregate of all Eligible Participants' Compensation, except as otherwise provided below. "Eligible Participant" for any Plan Year shall mean any Participant who is employed by the Company on the last day of the Plan Year and who has accrued at least 1,000 Hours of Service during such Plan Year, except for any Participant who is not then employed by the Company or who has not accrued at least 1,000 Hours of Service because of any of the following events occurring during such Plan Year: (i) Death; (ii) Disability; (iii) Normal or Early Retirement; (iv) Transfer to an Affiliated Company not participating in the Plan; and (v) Transfer of a Qualified Employee to a Joint Venture Employer that is not a Participating Joint Venture Employer (as such terms are defined in Article XX). Notwithstanding the foregoing, a Participant who is an Eligible Participant by reason of (iv) or (v) above, shall be entitled to an allocation of Company Contributions under Section 6.1(c) based only on his Compensation as an Eligible Employee, if any, paid by the Company during the Plan Year.

 7.3 Allocation of Discretionary Company Contributions.  Discretionary
 Company Contributions under Section 6.1(d) for any Plan Year shall be allocated as of the last day in such year to the Discretionary Company Contribution Accounts of each Eligible Participant (as defined in Section 7.2 above) in the following manner:

          (a) Seventy-five percent (75%) of the Discretionary Company Contributions shall be allocated to the Discretionary Company Contribution Accounts of each Eligible Participant in the ratio that such Participant's Compensation bears to the aggregate Compensation of all Eligible Participants, except as otherwise provided in (c) below.

          (b) The balance of the Discretionary Company Contributions for any Plan Year shall be allocated as of the last day in such year to the Discretionary Company Contribution Accounts of each Eligible
      Participant in the ratio that such Participant's Years of Service as an Eligible Employee bears to the aggregate Years of Service as Eligible Employees of all Eligible Participants, except as otherwise provided in (c) below.
          (c)  A Participant who is an Eligible Participant by reason of
      Section 7.2(b) above, shall be entitled to an allocation of Discretionary Company Contributions under (a) above based only on his Compensation as an Eligible Employee, if any, paid by the Company during the Plan Year. Notwithstanding any other provision of this Plan, no allocation to any Participant's Discretionary Company Contribution Account shall be made under this Section 7.3 for any Plan Year, if as of the last day of such Plan Year such Participant was not then employed by the Company for reasons other than Death, Disability, Normal or Early Retirement, or transfer to an Affiliated Company not participating in the Plan.
 7.4 No Discriminatory Allocations. Notwithstanding any other provision in this Plan to the contrary (including the specific provisions regarding allocations set forth in Section 7.2 and 7.3 (the "Allocation Provisions"), no allocation shall be made under the Plan which does not satisfy the nondiscrimination requirements of Code Section 401(a)(4), and any other allocation specifically called for in the Allocation Provisions of this Plan shall be applied in a manner which is consistent with such requirements as determined by the Committee.
 7.5 Investment of Accounts. All Company contributions to the Trust Fund shall be invested as provided in this Section 7.5. The Committee may establish a choice of investment alternatives for Participant Accounts from which each Participant may select in determining the manner in which his Account will be invested. Each such investment alternative shall be known as an Investment Fund.
          (a) If such Investment Funds are established, each Participant may elect to invest the assets of his accounts in the Trust Fund in such Investment Funds at such time, in such manner, and subject to such restrictions as the Committee shall specify.
          (b) In accordance with rules which the Committee may adopt from time to time the Investment Funds and each Participant's interest in the Investment Funds may be valued at different times, reflecting, among other factors, the different nature of the Investment Funds.
          (c) The Committee, in its discretion, may permit Participants to transfer amounts from one investment alternative to one or more other investment alternatives. An election to transfer such amounts shall be made only at such time, in such manner, and subject to such restrictions as the Committee may specify. The Committee may, but need not, provide that future contributions to the Trust Fund may be invested in a different investment alternative than amounts already accumulated in the Participant's Account.
          (d) The Committee shall prescribe rules relating to the investment of the assets in the Trust Fund in the case of a Participant who fails to make an effective election, for any reason whatsoever, as to how all or any portion of his interest therein shall be invested.
     Except as otherwise provided by law, neither the Company nor the Committee nor the Trustee shall be liable for any loss resulting from the investment of a Participant's Account in accordance with directions given by a Participant regarding the investment of such Participant's Account.
 7.6 No Guarantee. The Company, the Committee, and Trustee do not in any manner or to any extent whatsoever warrant, guarantee or represent that the value of a Participant's Account shall at any time equal or exceed the amount previously contributed thereto.
 7.7 Treatment of Accounts Upon Termination of Employment. Upon a Participant's termination of employment, pending distribution of the Participant's Distributable Benefit pursuant to the provisions of Article IX below, the Participant's Plan Accounts shall continue to be maintained and accounted for in accordance with all applicable provisions of this Plan.
 7.8 Accounting Procedures. The Committee and the Trustee shall establish accounting procedures for the purpose of making the allocations, valuations and adjustments to Participants' Accounts provided for in this Article VII. From time to time the Committee and Trustee may modify such accounting procedures for the purpose of achieving equitable, nondiscriminatory, and administratively feasible allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this
 Article VII.
 7.9 Valuation of Accounts. For purposes of this Plan, the value of a Participant's Account shall be determined in accordance with rules prescribed by the Committee. In the case of a distribution, the value of a Participant's Account under the Plan shall be determined by reference to the Valuation Date coinciding with or immediately following the date on which the Trustee completes the processing of a directive for payment received from the Committee; provided, however, that if such processing is completed by the Trustee after 4:00 p.m. Eastern Standard Time, such processing shall be deemed to have been completed by the Trustee on the following Valuation Date.
  7.10     Loans.  No loans shall be permitted under this Plan.

                           ARTICLE VIII

                        VESTING OF ACCOUNTS
      8.1 No Vesting Rights Except as Herein Specified. No Participant shall have any Vested Interest in or Vested Right to, or any right of payment of, any assets in the Trust Fund, except as provided in this Plan.
      Neither the making of any allocations nor the crediting of amounts to any Account of a Participant shall vest in any Participant any right, title, or interest in or to any assets of the Trust Fund.
      8.2 Vesting Of Company Fixed Contribution Accounts and Discretionary Company Contribution Accounts. The Vested Interest of each Participant in his Company Fixed Contribution Account and Discretionary Company Contribution Account shall be determined on the basis of the Participant's Years of Service, in accordance with the following schedule.
                                          Number of Years of Service
      Vesting Percentage
     Less than 2 years                       0%
     2 years but less than 3 years           20%
     3 years but less than 4 years           40%
     4 years but less than 5 years           60%
     5 years but less than 6 years           80%
     6 years or more                         100%
 Notwithstanding the foregoing, the determination of a Participant's Vested Interest in his Company Fixed Contribution Account and Discretionary Company Contribution Account shall be subject to the following rules:
          (a)  A Participant shall become fully vested in his Company
      Fixed Contribution Account and Discretionary Company Contribution
      Account upon the occurrence of any of the following events, if such Participant is then still an Employee:
                         (i)  Attainment of his sixty-fifth birthday;
                        (ii)  Attainment of Early Retirement Date;
                       (iii)  Death; or
                        (iv)  Severance due to a Disability.
          (b) In the case of a Participant who has incurred five (5) consecutive Breaks in Service, his Years of Service, if any, after such Breaks in Service shall not be taken into account for purposes of determining said Participant's Vested Interest in Company Contributions allocated to his Company Fixed Contribution Account and Discretionary Contribution Account before such Breaks in Service.
          (c) At the discretion of the Committee, and solely to the extent required to satisfy one of the tests described in Section 5.3(a) for a Plan Year, a Participant shall be one hundred percent (100%) vested in all or a portion of the Company Contributions allocated to his Company Fixed Contribution Account and Discretionary Contribution Account for such Plan Year.
 8.3 Vesting in Compensation Deferral Accounts, Rollover Accounts and
 Transfer Accounts. A Participant shall always be one hundred percent (100%) vested in his Compensation Deferral Account, if any, and his Transfer Account
  and Rollover Account, if any, in this Plan.

                                ARTICLE IX

                         DISTRIBUTION OF PLAN BENEFITS

9.1  Distribution Upon Normal Retirement.

         (a) A Participant may retire from the employment of the Company on his Normal Retirement Date. If the Participant continues in the service of the Company beyond his Normal Retirement Date, he shall continue to participate in the Plan in the same manner as Participants who have not reached their Normal Retirement Dates. At the subsequent termination of the Participant's employment on his late retirement date, his Distributable Benefit shall be based upon the value of his Accounts as of the Valuation Date coinciding with or immediately following the date on which the Trustee completes the processing of a directive for payment received from the Committee; provided, however, that if such processing is completed by the Trustee after 4:00 p.m. Eastern Standard Time, such processing shall be deemed to have been completed by the Trustee on the following Valuation Date. After a Participant has reached his Normal Retirement Date, any termination of the Participant's employment (other than by reason of death or Disability) shall be deemed a retirement. Notwithstanding the general effective date provisions of Section 2.18, the provisions of this Paragraph (a) shall be effective as of July 1, 1989.

          (b) Upon Normal Retirement a Participant shall be entitled to a distribution of his Distributable Benefit in the Trust Fund. Such distribution shall be made or commence to be made as soon as practicable but in no event shall distributions commence later than the date which is sixty (60) days after the close of the later of (i) the Plan Year in which the Participant attains age sixty-five (65), or (ii) the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Plan Year in which the Participant terminates his employment with the Company or an Affiliated Company.
 9.2 Distribution Upon Disability. Upon finding that a Participant has incurred a Disability while still employed by the Company, the Committee shall establish a date of such Disability. As of such date, the Participant's Accounts shall be 100% vested by reason of the Participant's Disability and shall be distributed in accordance with Section 9.1(b). The Participant's Distributable Benefit shall be determined by reference to the value of the Participant's Accounts as of the Valuation Date coinciding with or immediately following the date on which the Trustee completes the processing of a directive for payment received from the Committee; provided, however, that if such processing is completed by the Trustee after 4:00 p.m. Eastern Standard Time, such processing shall be deemed to have been completed by the Trustee on the following Valuation Date. Notwithstanding the general effective date provisions of Section 2.18, the provisions of this section 9.2 shall be effective as of July 1, 1989.
 9.3 Distribution Upon Death Prior to Termination of Employment. Upon the death of a Participant during his employment with the Company, the Committee shall, subject to the succeeding provisions in this Article IX, direct the Trustee to make a distribution of the Participant's Distributable Benefit in the Trust Fund to the Beneficiary designated by the deceased Participant and in the form designated by the deceased Participant in accordance with this
 Article IX. In the event that at the date of Participant's death, the Participant does not have a valid Qualified Election and a valid designation of Beneficiary in effect, then Participant's accounts shall be distributed in accordance with Paragraph (a) of Section 9.10.
 9.4 Distribution Upon Death After Termination of Employment. Upon the death of a former Participant after his retirement or other termination of employment, but prior to the distribution of his entire Distributable Benefit in the Trust Fund to which he is entitled, the Participant's entire interest will be distributed no later than five (5) years after the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:
          (a) if any portion of the Participant's interest is payable to a Beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than 1 year after the Participant's death;
          (b) if the Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (a) above shall not be later than the date on which the Participant would have attained age 70-1/2, and, if the Spouse dies before payments begin, subsequent distributions shall be made as if the Spouse had been the Participant.
          (c) For purposes of (b) above, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.
 9.5 Termination of Employment Prior to Normal Retirement Date.
          (a) Subject to the provisions of Paragraph (b) below and Sections 9.6 and 9.8 below, if a Participant's employment for the Company and all Affiliated Companies terminates prior to attainment of age 65, his Distributable Benefit in the Trust Fund shall be paid in a form provided in Section 9.6 or 9.9. In no event shall such distribution be later than sixty (60) days after the close of the Plan Year in which occurs the later of (i) the Participant's termination of employment with the Company and all Affiliated Companies, or (ii) the Participant's sixty-fifth (65th) birthday.
          (b) If the Participant, and his Spouse if he is married, makes a written election as provided in Section 9.8(c), payment of his Distributable Benefit in the Trust Fund pursuant to this Section 9.5 may be made on an earlier date than that provided for in Section
      9.5(a).
          (c)  If the Participant receives a distribution pursuant to
      Section 9.5(b) and is not one hundred percent (100%) vested in his Company Fixed Contribution Account and Discretionary Company Contribution Account in accordance with the provisions of Section 8.2, the portion of such Accounts not vested as of the date of his termination shall be forfeited as of the earlier of the date his Vested Interest in the Plan is distributed to him or the date he incurs five consecutive Breaks in Service. If the Participant has earned no Vested Interest in his Accounts, he shall be deemed to have received a distribution of all of his Accounts on his Severance Date, and all amounts in his Accounts shall be forfeited as of such date.
          (d) Subject to the provisions of Paragraph (e) below, any Participant who receives a distribution of his entire Vested Interest under the Plan pursuant to an election as provided in Paragraph (b) above, and who is subsequently re-employed by the Company before incurring five consecutive one-year Breaks in Service, may elect to be fully restored in any amounts forfeited pursuant to the provisions of Paragraph (c) by repaying to the Plan the full amount (without interest) previously distributed to him from such Accounts.
          (e) Any repayment pursuant to the provisions of Paragraph (d) above must be made on or before five years after the first day the Participant is subsequently employed by the Company.
          (f) Amounts that have been forfeited pursuant to the provisions of Paragraph 9.5(c) above shall be credited to a forfeiture account and first used to pay administrative expenses in accordance with the provisions of Section 10.18, and then applied to restore previously forfeited amounts which are to be reinstated or to reduce Company Contributions made pursuant to the provisions of Section 6.1(c) for the Plan Year in which such forfeitures were effected.
          (g)  For purposes of the distribution rules set forth in this
      Article IX, a Qualified Employee of a Joint Venture Employer (as such terms are defined in Article XX) shall be deemed to be in continuing employment with the Company. Accordingly, no distribution to such a Qualified Employee shall be made until such Qualified Employee has terminated employment with the Joint Venture Employer.
 9.6 Form of Distribution of Benefits.
          (a) Unless an optional form of benefits is elected pursuant to a Qualified Election within the Election Period defined in Section
      2.19, (i) distribution of the Vested Interest of a Participant who has a Spouse will be paid in the form of a Qualified Joint and Survivor Annuity, and (ii) distribution of the Vested Interest of a Participant who does not have a Spouse will be paid in the form of a Single Life Annuity. For purposes of this Section 9.6, a "Single Life Annuity" shall mean a non-transferable annuity contract purchased from a life insurance company which shall provide an annuity for the life of the Participant.
          (b) To the extent and in the manner required under applicable regulations, within a reasonable period of time before the Participant's Annuity Starting Date (and consistent with the regulations under Section 417(a)(3)(A) of the Code), each Participant shall receive a written explanation of (i) the terms and conditions of the Qualified Joint and Survivor annuity and the Single Life Annuity,
      (ii) the Participant's right to make, and the effect of, a Qualified Election under Paragraph (a) above, (iii) the rights of the Participant's Spouse under Code Section 417(a)(2), and (iv) the right to make, and the effect of, a revocation of a Qualified Election under Paragraph (a) above.

 9.7 Minimum Amounts to be Distributed.

          (a) Notwithstanding any other provision of this Plan, distribution of a Participant's benefit under the Plan shall be made no later than the Participant's Required Beginning Date, or, if such distribution is to be made over the life of such Participant or over the lives of such Participant and a Beneficiary (or over a period not extending beyond the life expectancy of such Participant and Beneficiary) then such distribution shall commence no later than the Participant's Required Beginning Date. Required Beginning Date shall mean:

               (i) For the period prior to January 1, 1989, April 1 of the calendar year following the later of the calendar year in which the Participant (A) attains age 70-1/2, or (B) retires; provided, however, the foregoing clause (B) shall not apply with respect to a Participant who is a Five Percent Owner (as defined in Section 416(i) of the Code) at any time during the five Plan Year period ending in the calendar year in which the Participant attains age 70-1/2. If the Participant becomes a Five Percent Owner during any Plan Year subsequent to the five Plan Year period referenced above, the Required Beginning Date under this Subparagraph (i) shall be April 1 of the calendar year following the calendar year in which such subsequent Plan Year ends.
               (ii) For the period after December 31, 1988, April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; provided, however, if the Participant attains age 70-1/2 before January 1, 1988 and the Participant was not a Five Percent Owner (as defined in Section 416(i) of the Code) at any time during the Plan Year ending with or within the calendar year in which such Participant attains age 66-1/2 or any subsequent Plan Year, then this Subparagraph (ii) shall not apply and the Required Beginning Date shall be determined under Subparagraph (i) above.

     The provisions of this Paragraph (a) shall be construed in accordance with the requirements of the regulations issued under Code Section 401(a)(9).

          (b) If the Participant's benefit is to be distributed in a form other than a lump sum, then such distribution shall be made in accordance with the applicable regulations over the life of the Participant or over the lives of such Participant and his designated Beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and his designated Beneficiary). If the Participant's benefit is to be distributed in installments, then the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and designated Beneficiary. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations. For purposes of this computation, a Participant's life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a non-Spouse beneficiary may not be recalculated.

          (c) All distributions under this Plan shall be made in accordance with the minimum distribution incidental benefit requirements of Code Section 401(a)(9)(G) and in accordance with all regulations issued under Code Section 401(a)(9).

9.8 Mandatory Cash Out Rules and Consent Requirement.

          (a) Effective as of January 30, 1986, distribution of a Participant's benefit under the Plan, if the present value of such benefit does not exceed thirty-five hundred dollars ($3,500), shall be made in cash in accordance with the method or methods of payment (set forth in Section 9.9) designated by such Participant. An amount distributable to an alternate payee (under Article XV hereof) which is equal to or greater than $3,500 shall be distributed in accordance with the terms of a qualified domestic relations order (within the meaning of Code Section 414(p)).

          (b)  Effective for Plan Years beginning on or after January 1,
      1990, notwithstanding any other provision of this Article IX, if the present value of the Participant's distribution does not exceed thirty-five hundred dollars ($3,500), the distribution shall be paid in a lump sum. However, no such lump sum shall be paid after distribution commences, unless the Participant and his Spouse (or where the Participant had died, the Surviving Spouse) consent in writing to such distribution. Similarly, if an amount distributable to an alternate payee (under Article XV hereof) is less than $3,500, such amount shall be distributed as soon as practicable following (i) 60 days after benefits are payable or (ii) receipt of a valid qualified domestic relations order (within the meaning of Code Section 414(p)), whichever is later.
          (c) If the value of a Participant's Distributable Benefit exceeds thirty-five hundred dollars ($3,500), no distribution of any portion of that benefit may be made without the written consent of the Participant (and his Spouse, if the Participant is married) prior to the date he attains Normal Retirement Age. Consent of the Spouse to earlier distribution must be made in the presence of a Plan representative or a notary public.
          (d) Death benefits payable to a Beneficiary receiving lump sum benefits shall be distributed no later than six months following the Participant's death.
 9.9 Optional Form of Distribution. Distributions shall be made by the Trustee only in accordance with the directions of the Committee. The
 Committee shall have the authority to direct the distribution of the benefits provided for in this Plan in accordance with the terms and conditions of this Plan. The Committee shall, subject to the limitations set forth in Sections
 9.6 and 9.8 and the requirements of Section 9.16 hereof, direct that distribution of the Participant's Vested Interest in his account balance to any Participant or his Beneficiary shall be made in cash in accordance with the method or methods of payment designated by such Participant or Beneficiary provided that any such method is one of the following:
          (a)  In a lump sum.
          (b) In substantially equal installments, payable at least annually, over a period of years as determined by the Committee in accordance with Section 9.7.
          (c) In the form of a non-transferable annuity contract providing for a monthly income for a certain period; provided, however, that the minimum amount payable under such contract shall not be less than the amount determined under Section 9.7.
          (d) In the form of a non-transferable single life annuity contract providing for monthly payments for the life of the annuitant.
 9.10     Qualified Preretirement Survivor Annuity.
          (a) If a Participant dies before benefits have commenced and on the date of Participant's death, there is in effect no valid
      Qualified Election and no valid election of an optional form of distribution described in Section 9.9, then the Participant's Distributable Benefit shall be applied toward the purchase of a Qualified Preretirement Survivor Annuity for the life of the Surviving Spouse. Notwithstanding the foregoing, the Surviving Spouse may elect an optional form of benefit as provided in Section 9.9. Benefits under the Qualified Preretirement Survivor Annuity or other form of benefit selected by the Surviving spouse shall be distributable to the Surviving Spouse within a reasonable time after the Participant's death, unless the Surviving Spouse elects to postpone payment; however, payment must begin not later than the date on which the Participant would have attained age 70-1/2.
          (b) The Plan Administrator shall provide each Employee with a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 9.6(b). The explanation shall be given to the Participant within the "applicable period," which shall mean whichever of the following ends latest:
      (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan
      Year in which the Participant attains age 35; (ii) a reasonable period after becoming a Participant; (iii) a reasonable period after the survivor benefit applicable to a Participant is no longer subsidized as defined in Code Section 417(a)(4); (iv) a reasonable period after the survivor benefit provisions of Code Section 401(a)(11) become applicable with respect to a Participant; or (v) a reasonable period after separation of service in the case of a Participant who incurs a severance prior to attaining age 35. Notwithstanding the above, (i) in the case of a Participant who separates from service prior to attaining age 32, such applicable period shall be within one year after the date of separation; or (ii) in the case of an Employee who becomes a Participant after attaining age 32, such applicable period shall be no later than the end of the three-year period beginning with the first day of the Plan Year in which the Employee becomes a Participant. The provisions of this Paragraph (b) shall be interpreted and carried out in a manner that is consistent with the regulations issued under Code
      Section 417(a)(3)(B).
 9.11     Designation of Beneficiary.
          (a) Subject to the limitations of Section 9.10 of the Plan, each Participant shall have the right to designate a Beneficiary or Beneficiaries (which may include one or more trusts) to receive his Distributable Benefit under the Plan upon his death. If the Participant designates a non-Spouse Beneficiary and has a Spouse on the date of his death, then whether or not there is a Qualified Election on the date of the Participant's death, no effect shall be given to the Beneficiary Designation unless such Spouse has consented or thereafter consents to such designation in the manner and form required for a Qualified Election. A Participant shall have the right to change from time to time any such designation subject to the provisions of the preceding sentence and subject to the requirements of Section 2.42 of the Plan and such revised designation shall be effective as of the date of receipt thereof by the Committee of a properly executed form as prescribed by the Committee, for a Qualified Election or deemed
      Qualified Election.
          (b) If a deceased Participant who is survived by a Spouse has failed to designate a Beneficiary, or if the Committee shall be unable to locate a Designated Beneficiary after reasonable efforts have been made, or if for any reason the designation shall be legally ineffective, or if the Beneficiary shall have predeceased the Participant without effectively designating a successor beneficiary, any distribution required to be made under the provisions of this Plan shall be in accordance with Section 9.10.
          (c)  If a deceased Participant who does not have a surviving
      Spouse on the date of his death shall have failed to designate a Beneficiary, or if the Committee shall be unable to locate a designated Beneficiary after reasonable efforts have been made, or if for any reason designation shall be legally ineffective, or if the Beneficiary shall have predeceased the Participant without effectively designating a successor Beneficiary, any distribution required to be made under the provisions of this Plan shall commence within one year after the Participant's death to the person or persons included in the highest priority category among the following, in the order of priority:
                         (i) The Participant's surviving children, including adopted children;
                        (ii)  The Participant's surviving parents; or
                       (iii)  The Participant's estate.
          The determination by the Committee as to which persons, if any qualify within the foregoing categories shall be final and conclusive upon all persons. Notwithstanding the preceding provisions of this Paragraph (c), distribution made pursuant to this Paragraph (c) shall be made to the Participant's estate if the Committee so determines in its discretion.
          (d) In the event that the deceased Participant was not a resident of California at the date of his death, the Committee, in its discretion, may require the establishment of ancillary administration in California. In the event that a Participant shall predecease his Beneficiary and on the subsequent death of the Beneficiary a remaining distribution is payable under the applicable provisions of this Plan, the distribution shall be payable in the same order of priority categories as set forth above but determined with respect to the Beneficiary, subject to the same provisions concerning non-California residency, the unavailability of an estate representative and/or the absence of administration of the Beneficiary's estate as are applicable on the death of the Participant.
 9.12 Facility of Payment. If any payee under the Plan is a minor or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him, the Committee may have the payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or committee of the payee. Any payment shall be a payment from the Accounts of the payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to the payee.

 9.13     Additional Documents.

          (a) The Committee or Trustee, or both may require the execution and delivery of such documents, papers and receipts as the Committee or Trustee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Article IX.

          (b) The Committee or the Trustee, or both, may, as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the Committee or Trustee, or both, may deem appropriate as protection against possible liability for state or federal death taxes attributable to any death benefits.

 9.14 In Service Withdrawals. The provisions of this Section 9.14 shall be effective on and after September 10, 1992. For periods prior to that date, in-service withdrawals under the Plan shall be administered as provided in the Second Amendment or the Third Amendment to the 1989 Restatement of the Plan, whichever is applicable to the time period in which the withdrawal is made.

     To the extent permissible under the provisions of this Section, a Participant may make a withdrawal of amounts held in his Compensation Deferral Account (excluding any earnings on amounts in such account) and Rollover Account upon incurring a Hardship as determined by the Committee in accordance with rules of uniform application which the Committee may from time to time prescribe.

          (a) Unless otherwise provided in this Section, no Participant may make a withdrawal prior to a determination by the Committee that such Participant has a Hardship (as defined in Paragraph (b) below) need and such withdrawal is necessary on account of such Hardship need as provided in this Section 9.14. Any determination of Hardship shall be in accordance with regulations promulgated under Section 401(k) of the Code.

          (b) "Hardship" shall mean a need created by an immediate and heavy financial need of the Participant, which need cannot be met by other sources reasonably available to the Participant, or the Participant's Spouse, children or dependents; for

                         (i) expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant's Spouse, children, or dependents, or necessary for such persons to obtain medical care described in Code Section 213(d);

                        (ii) costs directly related to the purchase(excluding mortgage payments) of a principal residence for the Participant;

               (iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, or the Participant's Spouse, children or dependents;
           or
                        (iv) payments necessary to prevent the eviction of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence.
     In addition to the above, a Hardship need may include any amounts necessary to pay any federal, state, or local income taxes or penalties anticipated to result from a Hardship distribution.
          (c) The existence of a Participant's Hardship and the amount required to meet the need created by the Hardship shall be determined by the Committee on the basis of facts and circumstances, and in accordance with the rules of uniform application which the Committee may from time to time prescribe. A distribution shall not be treated as necessary to satisfy a Hardship need of a participant to the extent the amount of distribution in excess of the amount required to relieve the Hardship need or to the extent that the Hardship need may be satisfied from other resources reasonably available to the Participant.
      A distribution generally may be treated as necessary on account of a Hardship need of a participant if the Committee reasonably relies on the Participant's written representations to the Committee, unless the Committee has actual knowledge to the contrary, that the Hardship need cannot be relieved:
                         (i)  through reimbursement or compensation by insurance
or
           otherwise;
                        (ii) by reasonable liquidation of assets, if such liquidation would not itself cause an immediate and heavy financial need;
               (iii) by the cessation of the Participant's contributions to the Plan; or
                        (iv) by other distributions or non-taxable loans from plans of the Company or any other employer, or by borrowing from commercial sources on reasonable commercial terms.
     For purposes of determining a Hardship need, a participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.
          (d) A Participant may request a withdrawal by submitting a written request for such withdrawal in a form satisfactory to the Committee, together with any supporting documentation which the Committee in its sole discretion may require. The minimum amount that may be withdrawn pursuant to the provisions of this Section 9.14 is $1,000.00. Withdrawals under this Section may be made no more frequently than once per calendar quarter. The maximum amount subject to any withdrawal under this Section shall be determined as of the Valuation Date coinciding with or immediately preceding the Committee's determination authorizing the withdrawal.
          (e)  Withdrawals made pursuant to the provisions of this Section
      9.14 shall be made first from the Participant's Rollover Account, if any, and second from his Compensation Deferral Account.
 9.15 Distribution Restriction. Notwithstanding any other provision of this Plan, a Participant's benefit under this Plan shall not be distributable earlier than the earliest of the following events: (a) separation from service; (b) death; (c) Disability; or (d) Hardship (as defined in Section 9.14). For purposes of this Section 9.15, the term "separation from service" shall have the meaning given such term in Section 401(k)(2)(B) (i)(I) of the Code.
 9.16 Election for Direct Rollover to Eligible Retirement Plan. The provisions of this Section 9.16 shall apply to distributions made on and after January 1, 1993. To the extent required by Code Section 401(a)(31), a Participant or alternate payee whose Distributable Benefit becomes payable in an "eligible rollover distribution," as defined in (a)(i) below, shall be entitled to elect a direct rollover of all or a portion of the taxable portion of his Distributable Benefit to an "eligible retirement plan," as defined in (a)(ii) below.
          (a)  For purposes of this Section,
                         (i) an "eligible rollover distribution" shall mean any distribution of all or any portion of a Participant's
           Distributable Benefit, except that an eligible rollover distribution shall not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities; and
                        (ii) an "eligible retirement plan" shall mean any plan described in Code Section 402(c)(8)(B), the terms of which permit the acceptance of a direct rollover from a qualified plan. For an alternate payee who is a former spouse, an eligible retirement plan shall mean an individual retirement arrangement described in Code Section 408.
          (b) A Participant's direct rollover election under this Section shall be made in accordance with rules and procedures established by the Committee and shall specify the percentage or dollar amount to be rolled over, the name and address of the eligible retirement plan selected by the Participant and such additional information as the Committee deems necessary or appropriate in order to implement the Participant's direct rollover election. It shall be the Participant's responsibility to confirm that the eligible retirement plan designated in the direct rollover election will accept the eligible rollover distribution. The Committee shall be entitled to effect the direct rollover based on its reasonable reliance on information provided by the Participant, and shall not be required to independently verify such information, unless it is clearly unreasonable to do so.
          (c) At least 30 days but not more than 90 days prior to the date a Participant's Distributable Benefit becomes payable from the Plan, the Participant shall be given written notice of any right he may have to elect a direct rollover of all or a portion of a eligible rollover distribution; provided, however, a Participant who attained his Normal Retirement Date or whose Distributable Benefit does not exceed $3,500 may waive the 30 day notice requirement by making an affirmative election to make or not to make a direct rollover.
          (d) If a Participant fails to file a properly completed direct rollover election with the Committee within a reasonable time after such notice is given, or if the Committee is unable to effect the rollover within a reasonable time after the election is filed with the Committee due the failure of the Participant to take such actions as may be required by the eligible retirement plan before it will accept the rollover, the Participant's Distributable Benefit shall be paid to him in accordance with the applicable provisions of this Article IX, after withholding applicable income taxes.
          (e) To the extent required by Code Section 401(a)(31), if all or a portion of a Participant's Distributable Benefit is payable to his surviving Spouse in an eligible rollover distribution, or to a former Spouse in accordance with a "qualified domestic relations order," such surviving Spouse or former Spouse shall be entitled to elect a direct rollover of all or a portion of such distribution in accordance with the provisions of this Section.

                                ARTICLE X

      OPERATION AND ADMINISTRATION OF THE PLAN

10.1     Plan Administration.

          (a) Authority to control and manage the operation and administration of the Plan shall be vested in a committee ("Committee") as provided in this Article X.

          (b) The members of the Committee (the number of which shall be determined by the Board of Directors) shall be appointed by the Board of Directors and shall hold office until resignation, death or removal by the Board of Directors. Members of the Committee may, but need not be, appointed by appropriate designation of a Committee heretofore constituted pursuant to the provisions of another employee benefit plan maintained by the Company.

          (c) For purposes of ERISA Section 402(a), the members of the Committee shall be the Named Fiduciaries of this Plan.

          (d) Notwithstanding the foregoing, a Trustee with whom Plan assets have been placed in trust or an Investment manager appointed pursuant to Section 10.3 may be granted exclusive authority and discretion to manage and control all or any portion of the assets of the Plan.

 10.2 Committee Powers. The Committee shall have all powers necessary to supervise the administration of the Plan and control its operations. In addition to any powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, by way of illustration but not by way of limitation, the following powers and authority:

          (a) To allocate fiduciary responsibilities (other than trustee responsibilities) among the Named Fiduciaries and to designate one or more other persons to carry out fiduciary responsibilities (other than trustee responsibilities). However, no allocation or delegation under this Section 10.2(a) shall be effective until the person or persons to whom the responsibilities have been allocated or delegated agree to assume the responsibilities. The term 'trustee responsibilities' as used herein shall have the meaning set forth in Section 405(c) of ERISA. The preceding provisions of this Section 10.2(a) shall not limit the authority of the Committee to appoint one or more Investment Managers in accordance with Section 10.3.

          (b) To designate agents to carry out responsibilities relating to the Plan other than fiduciary responsibilities.

          (c) To employ such legal, actuarial, medical, accounting, clerical and other assistance as it may deem appropriate in carrying out the provisions of this Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

          (d) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of this Plan.

          (e) To administer, interpret, construe and apply this Plan and to decide all questions which may arise or which may be raised under this Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of service of any Participant, and the amount of benefits to which any Participant or his Beneficiary may be entitled.

          (f) To determine the manner in which the assets of this Plan, or any part thereof, shall be disbursed.

          (g) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are employer securities" as defined in Code Section 409A(l) or any successor statute thereto.

          (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

 Any action taken in good faith by the Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon the Participants and their beneficiaries. All discretionary powers conferred upon the Committee shall be absolute. However, all discretionary powers shall be exercised in a uniform and nondiscriminatory manner.

 10.3     Investment Manager.

          (a) The Committee, by action reflected in the minutes thereof, may appoint one or more Investment Managers,, as defined in Section 3(38) of ERISA, to manage all or a portion of the assets of the Plan.

          (b) An Investment Manager shall discharge its duties in accordance with applicable law and in particular in accordance with
      Section 404(a)(1) of ERISA.

          (c) An Investment Manager, when appointed, shall have full power to manage the assets of the Plan for which it has responsibility, and neither the Company nor the Committee shall thereafter have any responsibility for the management of those assets.

 10.4     Periodic Review.

          (a) At periodic intervals, not less frequently than annually, the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining the funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits.

          (b) All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

 10.5     Committee Procedure.

          (a) A majority of the members of the Committee as constituted at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the Committee.

          (b) The Committee may designate certain of its members as authorized to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee of this action and the name or names of the designated members. The Trustee, Company, Participants, Beneficiaries, and any other party dealing with the Committee may accept and rely upon any document executed by the designated members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of the authorization of the designated members.
 10.6     Compensation of Committee.
          (a) Members of the Committee shall serve without compensation unless the Board of Directors shall otherwise determine. However, in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his services as a member of the Committee.
          (b) All members shall be reimbursed for any necessary or appropriate expenditures incurred in the discharge of duties as members of the Committee.
          (c) The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other persons retained or employed by the Committee shall be fixed by the Committee.
 10.7 Resignation and Removal of Members. Any member of the Committee may resign at any time by giving written notice to the other members and to the Board of Directors effective as therein stated. Any member of the Committee may, at any time, be removed by the Board of Directors.
 10.8     Appointment of Successors.
          (a) Upon the death, resignation, or removal of any Committee member, the Board of Directors may appoint a successor.
          (b) Notice of appointment of a successor member shall be given by the Secretary of the Company in writing to the Trustee and to the members of the Committee.
          (c) Upon termination, for any reason, of a Committee member's status as a member of the Committee, the member's status as a Named Fiduciary shall concurrently be terminated, and upon the appointment of a successor Committee member the successor shall assume the status of a Named Fiduciary as provided in Section 10.1.
 10.9     Records.
          (a) The Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in its judgment for the administration of the Plan and to properly reflect the affairs thereof.
          (b) However, nothing in this Section 10.9 shall require the Committee or any member thereof to perform any act which, pursuant to law or the provisions of this Plan, is the responsibility of the Plan Administrator, nor shall this Section relieve the Plan Administrator from such responsibility.
 10.10    Reliance Upon Documents and Opinions.
          (a) The members of the Committee, the Board of Directors, the Company and any person delegated under the provisions hereof to carry out any fiduciary responsibilities under the Plan ("delegated fiduciary") shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant or firm or corporation which employs one or more consultants, Trustee, or counsel.
          (b) Any and all such things done or actions taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.
          (c) The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat those records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.
 10.11 Requirement of Proof. The Committee or the Company may require satisfactory proof of any matter under this Plan from or with respect to any Employee, Participant, or Beneficiary, and no person shall acquire any rights or be entitled to receive any benefits under this Plan until the required proof shall be furnished.
 10.12 Reliance on Committee Memorandum. Any person dealing with the Committee may rely on and shall be fully protected in relying on a certificate or memorandum in writing signed by any Committee member or other person so authorized, or by the majority of the members of the Committee, as constituted as of the date of the certificate or memorandum, as evidence of any action taken or resolution adopted by the Committee.
 10.13 Multiple Fiduciary Capacity. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.
 10.14  Limitation on Liability.
          (a) Except as provided in Part 4 of Title I of ERISA, no person shall be subject to any liability with respect to his duties under the Plan unless he acts fraudulently or in bad faith.
          (b) No person shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or any person to whom fiduciary responsibilities have been allocated or delegated, except as provided in Part 4 of Title I of ERISA.
          (c) No action or responsibility shall be deemed to be a fiduciary action or responsibility except to the extent required by ERISA.
 10.15    Indemnification.
          (a) To the extent permitted by law, the Company shall indemnify each member of the Board of Directors and the Committee, and any other Employee of the Company with duties under the Plan, against expenses (including any amount paid in settlement) reasonably incurred by him in connection with any claims against him by reason of his conduct in the performance of his duties under the Plan, except in relation to matters as to which he acted fraudulently or in bad faith in the performance of such duties. The preceding right of indemnification shall pass to the estate of such a person.
          (b) The preceding right of indemnification shall be in addition to any other right to which the Board member or Committee member or other person may be entitled as a matter of law or otherwise.
 10.16    Bonding.
          (a) Except as is prescribed by the Board of Directors, as provided in Section 412 of ERISA, or as may be required under any other applicable law, no bond or other security shall be required by any member of the Committee, or any other fiduciary under this Plan.
          (b) Notwithstanding the foregoing, for purposes of satisfying its indemnity obligations under Section 10.15, the Company may (but need not) purchase and pay premiums for one or more policies of insurance. However, this insurance shall not release the Company of its liability under the indemnification provisions.
 10.17    Prohibition Against Certain Actions.
          (a) To the extent prohibited by law, in administering this Plan the Committee shall not discriminate in favor of any class of Employees and particularly it shall not discriminate in favor of Highly
      Compensated Employees, or Employees who are officers or shareholders of the Company.
          (b) The Committee shall not cause the Plan to engage in any transaction that constitutes a nonexempt prohibited transaction under
      Section 4975(c) of the Code or Section 406(a) of ERISA.
          (c) All individuals who are fiduciaries with respect to the Plan (as defined in Section 3(21) of ERISA) shall discharge their fiduciary duties in accordance with applicable law, and in particular, in accordance with the standards of conduct contained in Section 404 of ERISA.
 10.18    Plan Expenses.
                         (a)  (i)  The provisions of this Section 10.18(a)(i)
shall
           apply for periods prior to July 1, 1993. All expenses incurred in the establishment, administration and operation of the Plan, including but not limited to any fees paid to an Investment
           Manager and any expenses incurred by the members of the Committee in exercising their duties, may be charged to the Company but shall be paid by the Trust Fund and allocated to Participant's Accounts as determined by the Committee, if not paid by the Company.
                              (ii) The provisions of this Section 10.18(a)(ii) shall apply for periods beginning on and after July 1, 1993. All expenses incurred in the establishment, administration and operation of the Plan, including but not limited to recordkeeping and trustee's fees, any fees paid to an Investment Manager and any expenses incurred by the members of the Committee in exercising their duties, may be charged to the Company. If such fees and expenses are not paid by the Company, then to the extent permitted under applicable law, such fees and expenses shall be paid by the Trust Fund from the forfeiture account in accordance with the provisions of Section 9.5(f) until such account is exhausted and then they shall be allocated to Participants'
           Accounts as determined by the Committee, except if such amounts are paid by the Company.
          (b) Notwithstanding the foregoing, the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales) or other charges relating to specific assets of the Plan shall be charged and allocated in a fair and equitable manner to the Accounts to which the securities (or other assets) are allocated, except if such amounts are paid by the Company.

                               ARTICLE XI

      MERGER OF COMPANY; MERGER OF PLAN

11.1 Effect of Reorganization of Transfer of Assets. In the event of a consolidation, merger, sale, liquidation, or other transfer of the operating assets of the Company to any other company, the ultimate successor or successors to the business of the Company shall automatically be deemed to have elected to continue this Plan in full force and effect, in the same manner as if the Plan had been adopted by resolution of its board of directors, unless the successor(s), by resolution of its board of directors shall elect not to so continue this Plan in effect, in which case the Plan shall automatically be deemed terminated as of the applicable effective date set forth in the board resolution.

11.2 Merger Restriction. Notwithstanding any other provision in this Article,this Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to any other plan unless each affected Participant in this Plan would receive a benefit immediately after the merger, consolidation, or transfer (if the Plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).
                             ARTICLE XII

                       PLAN TERMINATION AND
      DISCONTINUANCE OF CONTRIBUTIONS

12.1    Plan Termination.

        (a)  (i) Subject to the following provisions of this Section
      12.1, the Company may terminate the Plan and the Trust Agreements at any time by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to execute such an instrument, and delivered to the Trustee.

               (ii) The Plan and Trust Agreements may terminate if the Company merges into any other corporation; provided that the Company ceases as an entity as a result of the merger and provided that the Plan is terminated pursuant to the rules of Section 11.1.

          (b) Upon and after the effective date of the termination, the Company shall not make any further contributions under the Plan and no contributions need be made by the Company applicable to the Plan Year in which the termination occurs, except as may otherwise be required by law.

          (c) The rights of all affected Participants to benefits accrued to the date of termination of the Plan, to the extent funded as of the date of termination, shall automatically become fully vested as of that date.

 12.2     Discontinuance of Contributions.

          (a) In the event the Company decides it is impossible or inadvisable for business reasons to continue to make Company contributions under the Plan, the Company by resolution of its Board of Directors may discontinue contributions to the Plan. Upon and after the effective date of this discontinuance, the Company shall not make any further Company contributions under the Plan and no Company contributions need be made by the Company with respect to the Plan Year in which the discontinuance occurs, except as may otherwise be required by law.

          (b) The discontinuance of Company contributions on the part of the Company shall not terminate the Plan as to the funds and assets then held by the Trustee, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trustee shall continue to administer the Trust Fund in accordance with the provisions of the Plan until all of the obligations under the Plan shall have been discharged and satisfied.

          (c) However, if this discontinuance of Company contributions shall cause the Plan to lose its status as a qualified plan under Code
      Section 401(a), the Plan shall be terminated in accordance with the provisions of this Article XII.

          (d) On and after the effective date of a discontinuance of Company contributions, the rights of all affected Participants to benefits accrued to that date, to the extent funded as of that date, shall automatically become fully vested as of that date.

 12.3 Rights of Participants. In the event of the termination of the Plan, for any cause whatsoever, all assets of the Plan, after payment of expenses, shall be used for the exclusive benefit of Participants and their Beneficiaries and no part thereof shall be returned to the Company except as provided in Section 6.2 of this Plan.
 12.4     Trustee's Duties on Termination.
          (a) On or before the effective date of termination of this Plan the Trustee shall proceed as soon as possible, but in any event within six months from the effective date, to reduce all of the assets of the Trust Fund to cash and/or common stock and other securities in such proportions as the Committee shall determine (after approval by the Internal Revenue Service, if necessary or desirable, with respect to any portion of the assets of the Trust Fund held in common stock or securities of the Company).
          (b) After first deducting the estimated expenses for liquidation and distribution chargeable to the Trust Fund, and after setting aside a reasonable reserve for expenses and liabilities
      (absolute or contingent) of the Trust, the Committee shall make required allocations of items of income and expense to the Accounts.
          (c) Following these allocations, the Trustee shall promptly, after receipt of appropriate instructions from the Committee, distribute in accordance with Section 9.5 to each former Participant a benefit equal to the amount credited to his Accounts as of the date of completion of the liquidation.
          (d) The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of this Plan and for the making of distributions in accordance with the provisions of this Plan.
 12.5     Partial Termination.
          (a) In the event of a partial termination of the Plan within the meaning of Code Section 411(d)(3), the interests of affected Participants in the Trust Fund, as of the date of the partial termination, shall become fully vested as of that date.
          (b) That portion of the assets of the Plan affected by the partial termination shall be used exclusively for the benefit of the affected Participants and their Beneficiaries, and no part thereof shall otherwise be applied except as provided in Section 6.2.
          (c) With respect to Plan assets and Participants affected by a partial termination, the Committee and the Trustee shall follow the same procedures and take the same actions prescribed in this Article
      XII in the case of a total termination of the Plan.
 12.6 Failure to Contribute. The failure of the Company to contribute to the Trust in any year, if contributions are not required under the Plan for that year, shall not constitute a complete discontinuance of contributions to the Plan.

                         ARTICLE XIII

      APPLICATION FOR BENEFITS

13.1 Application for Benefits. The Committee may require any person claiming benefits under the Plan to submit an application therefor, together with such documents and information as the Committee may require. In the case of any person suffering from a disability which prevents the claimant from making personal application for benefits, the Committee may, in its discretion, permit
another person acting on his behalf to submit the application.13.2   Action on
Application.

        (a) Within ninety days following receipt of an application and all necessary documents and information, the Committee's authorized delegate reviewing the claim shall furnish the claimant with written notice of the decision rendered with respect to the application.

          (b) In the case of a denial of the claimant's application the written notice shall set forth:

                       (i) The specific reasons for the denial, with reference to the Plan provisions upon which the denial is based;

                        (ii) A description of any additional information or material necessary for perfection of the application (together with an explanation why the material or information is necessary); and

                       (iii) An explanation of the Plan's claim review procedure.

          (c) A claimant who wishes to contest the denial of his application for benefits or to contest the amount of benefits payable to him shall follow the procedures for an appeal of benefits as set forth in Section 13.3 below, and shall exhaust such administrative procedures prior to seeking any other form of relief.

 13.3     Appeals.

          (a) (i) A claimant who does not agree with the decision rendered with respect to his application may appeal the decision to the Committee.

              (ii) The appeal shall be made, in writing, within sixty-five days after the date of notice of the decision with respect to the application.

             (iii) If the application has neither been approved nor denied within the ninety-day period provided in Section 13.2 above, then the appeal shall be made within sixty-five days after the expiration of the ninety-day period.

          (b) The claimant may request that his application be given full and fair review by the Committee. The claimant may review all pertinent documents and submit issues and comments in writing in connection with the appeal.

          (c) The decision of the Committee shall be made promptly, and not later than sixty days after the Committee's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of a request for review.

          (d) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant with specific reference to the pertinent Plan provisions upon which the decision is based.

                         ARTICLE XIV

                   LIMITATIONS ON CONTRIBUTIONS

14.1  General Rule.

          (a) Notwithstanding anything to the contrary contained in this Plan the total Annual Additions under this Plan to a Participant's Plan Accounts for any Plan Year shall not exceed the lesser of:

                         (i) Thirty Thousand Dollars ($30,000) (or if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in Section 415(b) of the Code as in effect for the Limitation Year); or

                        (ii) Twenty-five percent of the Participant's total Compensation from the Company and any Affiliated Companies for the year, excluding amounts otherwise treated as Annual Additions under Section 14.2(a)(iii).
          (b) For purposes of this Article XIV, the Company has elected a "Limitation Year" corresponding to the Plan Year.\

 14.2     Annual Additions.

          (a) For purposes of Section 14.1, the term "Annual Additions" shall mean, for any Plan Year, the sum of (i) the amount credited to the Participant's Accounts from Company contributions for such Plan Year; (ii) any Employee contributions for the Plan Year; and (iii) any amounts described in Sections 415(l)(1) or 419(A)(d)(2) of the Code. The term "Employee Contributions," for purposes of the preceding sentence, shall mean amounts considered contributed by the Employee and which do not qualify for tax deferral treatment under Section 401(k) of the Code.

          (b) Notwithstanding anything to the contrary in this Section, the Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as Annual Additions.

 14.3 Other Defined Contribution Plans. If the Company is contributing to any other defined contribution plan (as defined in Section 415(i) of the Code) for its Employees, some or all of whom may be Participants in this Plan, then contributions to the other plan shall be aggregated with contributions under this Plan for the purposes of applying the limitations of Section 14.1.

 14.4 Combined Plan Limitation (Defined Benefit Plan). In the event a Participant hereunder also is a participant in any qualified defined benefit plan (within the meaning of Section 415(k) of the Code) of the Company, then the benefit payable under such defined benefit plan, or any of them, shall be reduced for so long and to the extent necessary to provide that the sum of the "defined benefit fraction" and the "defined contribution fraction" for any Plan Year, as defined below, shall not exceed 1.0.

          (a) "Defined Benefit Fraction" shall be a fraction, the numerator of which is the projected benefit of a Participant under all qualified defined benefit plans adopted by the Company expressed as either an annual straight life annuity or a qualified joint and survivor annuity providing the maximum permissible survivor benefit (determined as of the close of the Plan Year), and the denominator of which is the lesser of (i) the maximum dollar amount otherwise allowable for such Plan Year under applicable law times 1.25 or
      (ii) the percentage of compensation limit for such Plan Year times 1.4.

          (b) "Defined Contribution Fraction" shall be a fraction, the numerator of which is the sum of the annual addition of the Participant's account under this Plan and any other defined contribution plans adopted by the Company for each Plan Year, and the denominator of which is the lesser for each such Plan Year of
      (i) maximum Annual Addition which could have been made under this Plan and any other defined contribution plans adopted by the Company for such Plan Year and for each prior Plan Year of service with the Company times 1.25 or (ii) the amount determined under the percentage of compensation limit for such Plan Year times 1.4.

 14.5     Adjustments for Excess Annual Additions.     In general, Annual
 Additions for any Plan Year under this Plan and any other defined contribution plan (as defined in Code Section 414(i)) or defined benefit plan (as defined in Code Section 414(j)) maintained by the Company will be determined so as to avoid Annual Additions in excess of the limitations set forth in Sections 14.1 through 14.4. However, if as a result of a reasonable error in estimating the amount of the Annual Additions to a Participant's Accounts under this Plan, such Annual Additions (after giving effect to the maximum permissible adjustments under the other plans) exceed the applicable limitations described in Sections 14.1 through 14.4, such excess Annual Additions shall be corrected as follows:

          (a) If the Participant made any voluntary after-tax contributions to any other defined contribution plan that is maintained by the Company, which after-tax contributions were not matched by matching contributions, within the meaning of Code Section 401(m), such after-tax contributions shall be returned to the Participant to the extent of any excess Annual Additions.

         (b) If excess Annual Additions remain after the application of the above rule, if the Participant made any Pre-Tax Contributions to this or any other defined contribution plan that is maintained by the Company, which Pre-Tax Contributions were not matched by matching contributions, within the meaning of Code Section 401(m), such Pre-Tax Contributions shall be returned to the Participant to the extent of any excess Annual Additions.

          (c) If excess Annual Additions remain after the application of the above rule, if the Participant made any after-tax contributions to any other defined contribution plan that is maintained by the Company, which after-tax contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such after-tax contributions shall be returned to the Participant and any matching contributions attributable thereto shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

          (d) If excess Annual Additions remain after the application of the above rule, if the Participant made any Pre-Tax Contributions to this or any other defined contribution plan that is maintained by the Company, which Pre-Tax Contributions were matched by matching contributions, within the meaning of Code Section 401(m), any such Pre-Tax Contributions shall be returned to the Participant and any matching contributions attributable thereto shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.

          (e) If excess Annual Additions remain after the application of the above rule, any other Company contributions shall be reduced to the extent necessary to eliminate any remaining excess Annual Additions.


 14.6 Disposition of Excess Company Contribution Amounts. Any excess Annual Additions attributable to Company contributions on behalf of a Participant for any Plan Year, other than Pre-Tax Contributions returned to the Participant in accordance with Section 14.5, shall be held unallocated in a suspense account for the Plan Year and applied to reduce the Company contributions for the succeeding Plan Year, or Years, if necessary. No investment gains or losses shall be allocated to a suspense account established for this purpose.
                          ARTICLE XV

      RESTRICTION ON ALIENATION

15.1     General Restrictions Against Alienation.

         (a) The interest of any Participant or Beneficiary in the income benefits, payments, claims or rights hereunder, or in the Trust Fund, shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may otherwise be provided for in the Trust Agreement. The interest of any Participant or Beneficiary shall not be liable or subject to his debts, liabilities, or obligations, now contracted, or which may be subsequently contracted. The interest of any Participant or Beneficiary shall be free from all claims, liabilities, bankruptcy proceedings, or other legal process now or hereafter incurred or arising; and the interest or any part thereof shall not be subject to any judgment rendered against the Participant or Beneficiary.

          (b) In the event any person attempts to take any action contrary to this Article XV, that action shall be void and the Company, the Committee, the Trustees and all Participants and their Beneficiaries may disregard that action and are not in any manner bound thereby, and they, and each of them separately, shall suffer no liability for any disregard of that action, and shall be reimbursed on demand out of the Trust Fund (chargeable to the relevant Account) for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of that action.

          (c) The preceding provisions of this Section 15.1 shall be interpreted and applied by the Committee in accordance with the requirements of Code Section 401(a)(13) as construed and interpreted by authoritative judicial and administrative rulings and regulations.

 15.2     Nonconforminq Distributions Under Court Order.

          (a) In the event that a court with jurisdiction over the Plan and the Trust Fund shall issue an order or render a judgment requiring that all or part of a Participant's interest under the Plan and in the Trust Fund be paid to a spouse, former spouse and/or children of the Participant by reason of or in connection with the marital dissolution and/or marital separation of the Participant and the spouse, and/or some other similar proceeding involving marital rights and property interests, then notwithstanding the provisions of Section 15.1 the Committee may, in its absolute discretion, direct the applicable Trustee to comply with that court order or judgment and distribute assets of the Trust Fund in accordance therewith.

          (b) The Committee's decision with respect to compliance with any such court order or judgment shall be made in its absolute discretion and shall be binding upon the Trustee and all Participants and their Beneficiaries, provided, however, that the Committee in the exercise of its discretion shall not make payments in accordance with the terms of an order which is not a qualified domestic relations order or which the Committee determines would jeopardize the continued qualification of the Plan and Trust under Section 401 of the Code. Nothing in this Plan shall prevent the Committee from honoring a domestic relations order as a qualified domestic relations order solely because it requires payment to an alternate payee prior to the date the Participant attains age fifty (50).

          (c) Neither the Plan, the Company, the Committee nor the Trustee shall be liable in any manner to any person, including any Participant or Beneficiary, for complying with any such court order or judgment.

          (d) Nothing in this Section 15.2 shall be interpreted as placing upon the Company, the Committee or any Trustee any duty or obligation to comply with any such court order or judgment. The Committee may, if in its absolute discretion it deems it to be in the best interests of the Plan and the Participants, determine that any such court order or judgment shall be resisted by means of judicial appeal or other available judicial remedy, and in that event the Trustee shall act in accordance with the Committee's directions.

          (e) The Committee shall adopt procedures and provide notifications to a Participant and alternate payees in connection with a "qualified domestic relations order' to the extent required under
            Code Section 414(p).
                               ARTICLE XVI

                             PLAN AMENDMENTS

16.1 Amendments. The Board of Directors may at any time, and from time to time, amend the Plan by an instrument in writing executed in the name of the Company by an officer or officers duly authorized to execute such instrument, and delivered to the applicable Trustee.
      However, no amendment shall be made at any time, the effect of which would be:

         (a) To cause any assets of the Trust Fund to be used for or diverted to purposes other than providing benefits to the Participants and their beneficiaries, and defraying reasonable expenses of administering the Plan, except as provided in Section 6.2;

          (b) To have any retroactive effect so as to deprive any Participant or Beneficiary of any accrued benefit to which he would be entitled under this Plan if his employment were terminated immediately before the amendment, to the extent so doing would contravene Code
      Section 411(d)(6);

          (c) To eliminate or reduce a subsidy or early retirement benefit or an optional form of benefit to the extent so doing would contravene Code Section 411(d)(6); or

          (d) To increase the responsibilities or liabilities of a Trustee or an Investment Manager without his written consent.

 16.2     Retroactive Amendments.  Notwithstanding any provisions of this
 Article XVI to the contrary, the Plan may be amended prospectively or retroactively (as provided in Section 401(b) of the Code) to make the Plan conform to any provision of ERISA, any Code provisions dealing with tax-qualified employees' trusts, or any regulation under either.

                         ARTICLE XVII

                      TOP-HEAVY PLAN RULES

17.1      Applicability.

          (a)  Notwithstanding any provision in this Plan to the contrary, the provisions of this Article XVII shall apply in the case of any Plan
       Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 17.3.

          (b) Except as is expressly provided to the contrary, the rules of this Article XVII shall be applied after the application of the Affiliated Company rules of Code Section 414.

 17.2     Definitions.

          (a) For purposes of this Article XVII, the term "Key Employee" shall mean any Employee or former Employee who, at any time during the Plan Year or any of the four (4) preceding Plan Years, is or was --

                         (i) An officer of the Company having an annual compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for this Plan Year. However, no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers;

                        (ii) One of the ten (10) employees having annual compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company. For this purpose, if two (2) Employees have the same interest in the Company, the employee having greater annual compensation from the Company shall be treated as having a larger interest;

                      (iii)  A Five Percent Owner of the Company; or

                     (iv) A One Percent Owner of the Company having an annual compensation from the Company of more than one hundred fifty thousand dollars ($150,000).

          (b) For purposes of this Section, the term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company. The rules of Subsections (b), (c), and (m) of Code
      Section 414 shall not apply for purposes of applying these ownership rules. Thus, this ownership test shall be applied separately with respect to every Affiliated Company.

          (c) For purposes of this Section, the term "One Percent Owner" means any person who would be described in Subsection (b) if "one percent (1%)" were substituted for "five percent (5%)" each place where it appears therein.

          (d)  For purposes of this Section, the rules of Code
      Section 318(a)(2)(C) shall be applied by substituting "five percent (5%)" for "fifty percent (50%)."

          (e) For purposes of this Article XVII, the term "Non-Key Employee" shall mean any Employee who is not a Key Employee.


          (f) For purposes of this Article XVII, the terms "Key Employee" and "Non-Key Employee" include their Beneficiaries.

 17.3     Top-Heavy Status.

          (a)  The term "Top-Heavy Plan" means, with respect to any Plan
      Year --
                         (i)  Any defined benefit plan if, as of the
           Determination Date, the present value of the cumulative accrued benefits under the Plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all Employees, and

                        (ii) Any defined contribution plan if, as of the Determination Date, the aggregate of the account balances of Key Employees under the Plan exceeds sixty percent (60%) of the present value of the aggregate of the account balances of all Employees under the plan.

     For purposes of this Subsection (a), the term "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of any plan, the term "Determination Date" shall mean the last day of that Plan Year.

          The present value of account balances under a defined contribution plan shall be determined as of the most recent valuation date. The present value of accrued benefits under a defined benefit plan shall be determined as of the same valuation date as used for computing plan costs for minimum funding. The present value of the cumulative accrued benefits of a Non-Key Employee shall be determined under either:

                         (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by affiliated companies, within the meaning of Code Sections 414(b), (c), (m) or (o); or

                        (ii) if there is no such method, as if such benefit accrued not more rapidly than the lowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

          (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group. If the Aggregation Group is not a Top-Heavy Group no plan in such group shall be a Top-Heavy Plan.

                         (i)  The term "Aggregation Group" means --
                    (A)  Each Plan of the Company in which a Key
                Employee is a Participant, and
                    (B) Each other plan of the Company which enables any plan described in Subparagraph (A) to meet the requirements of Code Sections 401(a)(4) or 410.
          Also, any plan not required to be included in an Aggregation
           Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

                        (ii) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of --
                    (A) The present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and
                    (B) The aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Employees.
                       (iii)  For purposes of determining --
                    (A) The present value of the cumulative accrued benefit of any Employee, or
                    (B) The amount of the account balance of any Employee,
          such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five (5) year period ending on the Determination Date. The preceding rule shall also apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group. Also, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983 to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

          (c) If any individual is a Non-Key Employee with respect to any plan for any Plan Year, but the individual was a Key Employee with respect to the plan for any prior Plan Year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 17.3.

          (d) If any individual has not performed any services for the Company at any time during the five (5) year period ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 17.3.

 17.4     Minimum Contributions.   For each Plan Year in which the Plan is
 Top-Heavy, the minimum contributions for that year shall be determined in accordance with the rules of this Section 17.4.

          (a)  Except as provided below, the minimum contribution
      (excluding amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code and any employer contributions taken into account under Section 401(k)(3) or 401(m)(3) of the Code) for each Non-Key Employee who has not separated from service as of the last day of the Plan Year shall be not less than three percent (3%) of his Compensation, regardless of whether the Non-Key Employee has less than 1,000 Hours of Service during such Plan Year or elected to make Pre-Tax Contributions to the Plan for such year.

          (b) Subject to the following rules of this Subsection (b), the percentage set forth in Subsection (a) above shall not be required to exceed the percentage at which contributions (including amounts deferred under a cash or deferred arrangement under Section 401(k) of the Code and any employer contributions taken into account under
      Section 401(k)(3) or 401(m)(3) of the Code) are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Employee by so much of his total compensation for the year as does not exceed two hundred thousand dollars ($200,000), as adjusted in accordance with Code
      Section 401(a)(17). For purposes of this Subsection (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. However, the rules of this Subsection (b) shall not apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410.


          (c) The requirements of this Section 17.4 must be satisfied without taking into account contributions under chapter 2 or 21 of the Code, title II of the Social Security Act, or any other Federal or State law.

          (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top Heavy Plans, the defined benefit minimum, offset by the benefits provided under the defined contribution plan, shall be provided under the defined benefit plan.

          (e) In no instance may the Plan take into account an Employee's compensation in excess of the first two hundred thousand dollars ($200,000) (or such greater amount as may be permitted pursuant to Section 401(a)(17) of the Code). For purposes of this Section 17.4, an Employee's Compensation shall be as defined in Section 2.11(b) for purposes of this Article XVII.

 17.5     Maximum Annual Addition.

          (a)  Except as set forth below, in the case of any Top-Heavy
      Plan the rules of Code Section 415(e)(2)(B) and (3)(B) shall be applied by substituting "1.0" for "1.25."

          (b) The rule set forth in Subsection (a) above shall not apply if the requirements of both Paragraphs (i) and (ii), below, are satisfied.
                         (i) The requirements of this Paragraph (i) are satisfied if the rules of Section 17.4(a) above would be satisfied after substituting "four percent (4%)" for "three percent (3%)" where it appears therein with respect to participants covered only under a defined contribution plan.

                        (ii) The requirements of this Paragraph (ii) are satisfied if the Plan would not be a Top-Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Section 17.3(a).

          (c) The rules of Subsection (a) shall not apply with respect to any Employee as long as there are no --

                         (i) Company Contributions, forfeitures, or voluntary nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or

                        (ii) Accruals by the Employee under a defined benefit plan maintained by the Company.

 17.6 Non-Eligible Employees. The rules of this Article XVII shall not apply to any Employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

                               ARTICLE XVIII

                               MISCELLANEOUS

18.1  No Enlargement of Employee Rights.

      (a) This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for, or an inducement to, or a condition of, the employment of any Employee.

          (b) Nothing contained in this Plan or the Trust shall be deemed to give any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge or retire any Employee at any time.

          (c) No Employee, nor any other person, shall have any right to or interest in any portion of the Trust Fund other than as specifically provided in this Plan.

 18.2     Mailing of Payments; Lapsed Benefits.

          (a) All payments under the Plan shall be delivered in person or mailed to the last address of the Participant (or, in the case of the death of the Participant, to the last address of any other person entitled to such payments under the terms of the Plan) furnished pursuant to Section 18.3 below.

          (b) In the event that a benefit is payable under this Plan to a Participant or any other person and after reasonable efforts such person cannot be located for the purpose of paying the benefit for a period of seven (7) consecutive years, the person conclusively shall be presumed dead and upon the termination of such seven (7) year period the benefit shall be forfeited and as soon thereafter as practicable shall be allocated, on a per capita basis, among the Company Accounts of all Participants for whom such Accounts are maintained on the date of such allocation. If, however, such person appears thereafter and makes a claim for benefits demonstrating entitlement, his benefit shall be restored in the manner described in Section 9.5(e) hereof.

          (c) For purposes of this Section 18.2, the term "Beneficiary" shall include any person entitled under Section 9.11 to receive the interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this provision that the benefit will be distributed to an eligible beneficiary in a lower priority category under Section 9.11 if no eligible Beneficiary in a higher priority category can be located by the Committee after reasonable efforts have been made.

          (d) The Accounts of a Participant shall continue to be maintained until the amounts in the Accounts are paid to the Participant or his Beneficiary. Notwithstanding the foregoing, in the event that the Plan is terminated, the following rules shall apply:

                        (i) All Participants (including Participants who have not previously claimed their benefits under the Plan) shall be notified of their right to receive a distribution of their interests in the Plan;

                        (ii) All Participants shall be given a reasonable length of time, which shall be specified in the notice, in which to claim their benefits;

                       (iii) All Participants (and their Beneficiaries) who do not claim their benefits within the designated time period shall be presumed to be dead. The Accounts of such Participants shall be forfeited at such time. These forfeitures shall be disposed of according to rules prescribed by the Committee, which rules shall be consistent with applicable law.

                        (iv) The Committee shall prescribe such rules as it may deem necessary or appropriate with respect to the notice and forfeiture rules stated above.

          (e) Should it be determined that the preceding rules relating to forfeiture of benefits upon Plan termination are inconsistent with any of the provisions of the Code and/or ERISA, these provisions shall become inoperative without the need for a Plan amendment and the Committee shall prescribe rules that are consistent with the applicable provisions of the Code and/or ERISA.

 18.3 Addresses. Each Participant shall be responsible for furnishing the Committee with his correct current address and the correct current name and address of his Beneficiary or Beneficiaries.

 18.4     Notices and Communications.

          (a) All applications, notices, designations, elections, and other communications from Participants shall be in writing, on forms prescribed by the Committee and shall be mailed or delivered to the office designated by the Committee, and shall be deemed to have been given when received by that office.

          (b) Each notice, report, remittance, statement and other communication directed to a Participant or Beneficiary shall be in writing and may be delivered in person or by mail. An item shall be deemed to have been delivered and received by the Participant when it is deposited in the United States Mail with postage prepaid, addressed to the Participant or Beneficiary at his last address of record with the Committee.

 18.5 Reporting and Disclosure. The Plan Administrator shall be responsible for the reporting and disclosure of information required to be reported or disclosed by the Plan Administrator pursuant to ERISA or any other applicable law.

 18.6 Governing Law. All legal questions pertaining to the Plan shall be determined in accordance with the provisions of ERISA and the laws of the State of California. All contributions made hereunder shall be deemed to have been made in California.

 18.7     Interpretation.

          (a) Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section. Unless the context clearly indicates otherwise, masculine gender shall include the feminine, and the singular shall include the plural and the plural the singular.

          (b) The provisions of this Plan shall in all cases be interpreted in a manner that is consistent with this Plan satisfying the requirements (of Code Section 401(k) and related statutes) for qualification as a Qualified Cash or Deferred Arrangement.

 18.8 Withholding for Taxes. Any payments out of the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

 18.9 Limitation on Company; Committee and Trustee Liability. Any benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and neither the Company, the Committee nor the Trustee assume any responsibility for the sufficiency of the assets of the Trust to provide the benefits payable hereunder.

 18.10 Successors and Assigns. This Plan and the Trust established hereunder shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

 18.11 Counterparts. This Plan document may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

 18.11 Annuity Purchase. The Committee may purchase any annuity required under this Plan from any insurance company licensed to do business. The Committee shall be under no duty to determine whether such annuity either offers the most favorable benefits or the maximum security for the annuitant.

                         ARTICLE XIX

         SPECIAL PROVISIONS REGARDING ACCOUNTS TRANSFERRED
               FROM THE 401(k) PROFIT SHARING PLAN OF
                        PEI ASSOCIATES, INC.

           19.1     In General.  The following special provisions in this
           Article XIX shall be effective as of June 20, 1992, and shall apply under the Plan to any Eligible Employee with an account under the 401(k) Profit Sharing Plan of PEI Associates, Inc. (the "PEI Plan") as of the Transfer Date (as defined in Section 19.2 below).

           19.2 Definitions. The following definitions shall apply for purposes of this Article XIX:
                   (a)  "PEI Inactive Participant"
           shall mean a PEI Transfer Participant who is not eligible for participation in this Plan except by reason of the fact that such individual is a PEI Transfer Participant.
          (b) "PEI Plan" shall mean the 401(k) Profit Sharing Plan of PEI Associates, Inc.
          (c) "PEI Transfer Account" shall mean an account established and maintained pursuant to the provisions of Section 19.5.
          (d) "PEI Transfer Participant" shall mean any participant in the PEI Plan whose accounts under such plan will be transferred to this Plan pursuant to the provisions of Section 19.3.
          (e) "Transfer Date" shall mean the date upon which the actual transfer of accounts occurs pursuant to the provisions of Section 19.3.

 19.3 Transfer of Accounts. The value of the accounts of each participant in the PEI Plan shall be determined as of a date fixed in accordance with applicable law. The balance in such accounts shall be transferred to the Trust Fund of this Plan as of that date, shall constitute a balance in the accounts of such participant as specified in Section 19.5 below, and shall thereafter be subject to all provisions of this Plan relating to accounts under this Plan, including provisions in this Article XIX. A PEI Transfer Participant who is not otherwise eligible for participation in this Plan on the Transfer Date shall be a Participant in this Plan (a "PEI Inactive Participant"), but solely for purposes of the provisions of this Article XIX. Such a PEI Inactive Participant shall not be eligible to make Compensation Deferrals to the Plan, nor shall such a PEI Inactive Participant be eligible for allocations of Company Contributions until such PEI Inactive Participant has satisfied the participation requirements set forth in Article III and has begun participation in the Plan pursuant to the provisions of Section 3.2.

 19.4 Effective Date. The provisions of this Article XIX shall be effective as of the Transfer Date unless otherwise provided herein.

 19.5 PEI Transfer Accounts. The following Accounts shall be established and maintained under this Plan in order to account for the allocated interest of each PEI Transfer Participant transferred from the PEI Plan to the Trust Fund under this Plan:

          (a) "Transferred Employer Contributions Account" shall mean the account established and maintained for each PEI Transfer Participant for purposes of holding and accounting for (i) assets transferred to this Plan attributable to amounts in the "Matching Contributions
      Account" of such Participant under the PEI Plan which represent amounts contributed by PEI Associates, Inc. as qualified matching contributions pursuant to Code Section 401(m), (ii) assets transferred to this Plan attributable to amounts in the "Employer Profit Sharing Contributions Account" of such Participant under the PEI Plan which represent amounts contributed by PEI Associates, Inc. to the PEI Plan and allocated to participants in the PEI Plan on the basis of their relative compensation levels, and (iii) assets transferred to this Plan attributable to amounts in the "Employer Stock Account" of such Participant under the PEI Plan. A PEI Transfer Participant's
      Transferred Employer Profit Sharing Contributions Account shall be subject to the same provisions under this Plan as such Participant's Discretionary Company Contribution Account, except as provided in
      Section 19.6 below.
          (b) "Transferred Pre-Tax Contributions Account" shall mean the account established and maintained for each PEI Transfer Participant for purposes of holding and accounting for assets transferred to this Plan attributable to amounts in the "Pre-Tax Contributions Account" of such Participant under the PEI Plan which represent amounts contributed pursuant to such Participant's deferral election under Code Section 401(k). A PEI Transfer Participant's Transferred Pre-Tax Contributions Account shall be subject to the same provisions under this Plan as such Participant's Compensation Deferral Account, except as provided in
      Section 19.6 below.
          (c) "PEI Transfer Accounts" shall mean all of the accounts established and maintained pursuant to Section 19.5(a) and (b) above.
 19.6 Special Distribution and Withdrawal Provisions. Distribution of amounts allocated to a PEI Transfer Participant's PEI Transfer Accounts shall be made upon such Participant's retirement, death, disability, or other separation from service in accordance with the terms and conditions of the Plan including but not limited to Hardship withdrawals under Section 9.14 hereof; provided, however, distribution of such amounts may also be made at such times and in such form and manner as would have been permitted in accordance with the terms and conditions of the PEI Plan exclusive of those PEI Plan provisions (the "Employer Stock Provisions") relating to a participant's rights concerning his Employer Stock Account under the PEI
 Plan.  The relevant provisions of the PEI Plan (exclusive of the Employer
 Stock Provisions) that would have governed the form, time, and manner of benefit distributions are attached to the Plan as Schedule A.
 19.7 Investment of PEI Transfer Accounts. All assets transferred to this Plan from the PEI Plan attributable to amounts held in a PEI Transfer Participant's accounts under the PEI Plan shall be held in trust and invested as provided in this Section 19.7. The PEI Transfer Accounts of PEI Inactive Participants shall be invested in an Investment Fund selected by the Committee as of the Transfer Date and shall remain so invested until such Participant directs otherwise in accordance with Section 7.5 of this Plan.
 The PEI Transfer Accounts of each PEI Transfer Participant who is not a PEI Inactive Participant shall be invested as of the Transfer Date in accordance with the investment directions previously given by such Participant with respect to such Participant's future contributions pursuant to the provisions of Section 7.5 and shall remain so invested until such Participant directs otherwise in accordance with Section 7.5.
 19.8 Vesting of PEI Transfer Accounts. A PEI Transfer Participant shall at all times have a 100% nonforfeitable right to the value of assets held in his
  PEI Transfer Accounts.
                          ARTICLE XX

      SPECIAL PROVISIONS FOR JOINT VENTURE EMPLOYERS

20.1 Definitions. For purposes of this Article XX, the following terms shall have the meanings set forth herein:

       (a) "Joint Venture Employer" shall mean any employer with respect to which the Company has invested as a joint venture partner, and which has been designated as a Joint Venture Employer by the Board of Directors of the Company, but only for such period as approved by the Board of Directors.

          (b) "Qualified Employee" shall mean any employee of a Joint Venture Employer who has transferred from employment with the Company and is a Participant in this Plan as of the date of his transfer.

 20.2 Transfer to Joint Venture Employer. A Participant who transfers from employment with the Company to employment with a Joint Venture Employer and thereby becomes a Qualified Employee shall be credited with one Year of Service under this Plan for each Vesting Computation Period during which he completes 1,000 Hours of Service for the Joint Venture Employer.

 20.3          Participating Joint Venture Employer.
          (a)  For periods approved by the Board of Directors of the
      Company and by the management of a Joint Venture Employer, such Joint Venture Employer may be designated as a Participating Joint Venture Employer. For purposes of this Section 20.3, "Participating Joint
      Venture Employer" shall mean a Joint Venture Employer that is not affiliated with the Company but whose Qualified Employees may participate in the Plan.  The Plan shall be a multiple employer plan for periods during which there is any Participating Joint Venture
      Employer.
          (b)  Compensation Deferrals may be made by Qualified Employees of a Participating Joint Venture Employer as provided in Article V, and Company Contributions shall be made on behalf of such Qualified
      Employees as provided in Article VI. Except as expressly provided otherwise herein, all terms and conditions of the Plan shall apply to Qualified Employees of a Participating Joint Venture Employer.
      Qualified Employees of a Participating Joint Venture Employer shall be treated for all purposes under the Plan as if they were employed by the Company.
          (c)  The following terms, which are used throughout the Plan, shall have the meanings set forth in Article II except that the words
      "or Joint Venture Employer" shall be added after the word "Company"
      when such terms are applied to Qualified Employees of a Participating Joint Venture Employer:
                         (i)  Company Contributions, as defined in Section 2.10;
                        (ii)  Compensation, as defined in Section 2.11;
                       (iii)  Employee, as defined in Section 2.21;
                        (iv) Highly Compensated Employee, as defined in Section 2.25;
                         (v)  Hour of Service, as defined in Section 2.26;
                        (vi)  Leave of Absence, as defined in Section 2.30;
                       (vii)  Severance Date, as defined in Section 2.46;
                      (viii)  Trust Fund, as defined in Section 2.51; and
                       (xiv)  Year of Service, as defined in Section 2.54.
          (d)  Notwithstanding any other provision hereof, the Plan shall be disaggregated into components covering the Company and each Joint Venture Employer or Participating Joint Venture Employer as required by applicable Internal Revenue Service rules and regulations for purposes of determining compliance with such rules and regulations.
     IN WITNESS WHEREOF, in order to record the adoption of this Plan, IT Corporation has caused this instrument to be executed by its duly authorized officers this ______day of 199__, effective, however, as of January 1, 1989 except as otherwise expressly provided herein.
                              IT CORPORATION
                              By:_________________________________
                              By:_________________________________
 LT932210.015